__________________________________________________________________

ESSEX PORTFOLIO, L.P., as Issuer

ESSEX PROPERTY TRUST, INC., as Guarantor

WELLS FARGO BANK, N.A., as Trustee
___________________________________________________

INDENTURE

Dated as of

October 28, 2005

________________________________________________

3.625% Exchangeable Senior Notes due 2025

__________________________________________________________________

TABLE OF CONTENTS

                                                                              PAGE
ARTICLE 1
Definitions

Section 1.01 . Definitions                                                    1

ARTICLE 2
Issue, Description, Execution, Registration and Exchange of Notes

Section 2.01 . Designation Amount and Issue of Notes                                 10
Section 2.02 . Form of Notes                                               11
Section 2.03 . Date and Denomination of Notes; Payments of Interest                       12
Section 2.04 . Execution of Notes                                               14
Section 2.05 . Exchange and Registration of Transfer of Notes; Restrictions on Transfer              14
Section 2.06 . Mutilated, Destroyed, Lost or Stolen Notes                                    20
Section 2.07 . Temporary Notes                                                 21
Section 2.08 . Cancellation of Notes                                                  21
Section 2.09 . CUSIP Numbers                                                    22

ARTICLE 3
Redemption and Repurchase of Notes

Section 3.01 . Optional Redemption of Notes                                                 22
Section 3.02 . Notice of Optional Redemption; Selection of Notes                            22
Section 3.03 . Payment of Notes Called for Redemption by the Issuer                              24
Section 3.04 . Sinking Fund                                                              25
Section 3.05 . Repurchase at Option of Holders Upon a Fundamental Change                     25
Section 3.06 . Repurchase of Notes at the Option of Holders                              27
Section 3.07 . Issuer Repurchase Notice.                                                29
Section 3.08 . Effect of Repurchase Notice; Withdrawal                                      30
Section 3.09 . Deposit of Repurchase Price                                            31
Section 3.10 . Notes Repurchased in Part                                               32
Section 3.11 . Repayment to the Issuer                                                     32

ARTICLE 4
Particular Covenants of the Issuer

Section 4.01 . Payment of Principal, Premium and Interest                                32
Section 4.02 . Maintenance of Office or Agency                                            32
Section 4.03 . Appointments to Fill Vacancies in Trustee’s Office                             33
Section 4.04 . Provisions as to Paying Agent                                        33
Section 4.05 . Existence                                                     34
Section 4.06 . [Intentionally Omitted]                                            34
Section 4.07 . Rule 144A Information Requirement                                     34
Section 4.08 . Stay, Extension and Usury Laws                                     35
Section 4.09 . Compliance Certificate                                            35
Section 4.10 . Additional Interest Notice                                       35

ARTICLE 5
Noteholders’ Lists and Reports by the Issuer and the Trustee

Section 5.01 . Noteholders’ Lists                                                      36
Section 5.02 . Preservation and Disclosure of Lists                                      36
Section 5.03 . Reports by Trustee                                              36
Section 5.04 . Reports by Issuer                                                37

ARTICLE 6
Remedies of the Trustee and Noteholders on an Event of Default

Section 6.01 . Events of Default                                                 37
Section 6.02 . Payments of Notes on Default; Suit Therefor                                         40
Section 6.03 . Application of Monies Collected by Trustee                                 42
Section 6.04 . Proceedings by Noteholder                                              42
Section 6.05 . Proceedings by Trustee                                              43
Section 6.06 . Remedies Cumulative and Continuing                                   44
Section 6.07 . Direction of Proceedings and Waiver of Defaults by Majority of Noteholders               44
Section 6.08 . Notice of Defaults                                                45
Section 6.09 . Undertaking to Pay Costs                                         45

ARTICLE 7
The Trustee

Section 7.01 . Duties and Responsibilities of Trustee                                     45
Section 7.02 . Reliance on Documents, Opinions, etc.                                            47
Section 7.03 . No Responsibility for Recitals, etc.                                           48
Section 7.04 . Trustee, Paying Agents, Exchange Agents, Bid Solicitation Agent or
            Registrar May Own Notes                                        48
Section 7.05 . Monies to be Held in Trust                                                  49
Section 7.06 . Compensation and Expenses of Trustee                                   49
Section 7.07 . Officers’ Certificate as Evidence                                        49
Section 7.08 . Conflicting Interests of Trustee                                          50
Section 7.09 . Eligibility of Trustee                                                     50
Section 7.10 . Resignation or Removal of Trustee                                            50
Section 7.11 . Acceptance by Successor Trustee                                       51
Section 7.12 . Succession by Merger                                                   52
Section 7.13 . Preferential Collection of Claims                                      52

ARTICLE 8
The Noteholders

Section 8.01 . Action by Noteholders                                                 53
Section 8.02 . Proof of Execution by Noteholders                                           53
Section 8.03 . Absolute Owners                                                   53
Section 8.04 . Issuer-Owned Notes Disregarded                                      53
Section 8.05 . Revocation of Consents; Future Holders Bound                                    54

ARTICLE 9
Supplemental Indentures

Section 9.01 . Supplemental Indentures Without Consent of Noteholders                         54
Section 9.02 . Supplemental Indenture With Consent of Noteholders                         56
Section 9.03 . Effect of Supplemental Indenture                                       57
Section 9.04 . Notation on Notes                                                57
Section 9.05 . Evidence of Compliance of Supplemental Indenture to be Furnished to Trustee            57

ARTICLE 10
Consolidation, Merger, Sale, Conveyance and Lease

Section 10.01 . Issuer May Consolidate on Certain Terms                                    58
Section 10.02 . Issuer Successor to be Substituted                                          58
Section 10.03 . Guarantor May Consolidate on Certain Terms                           59
Section 10.04 . Guarantor Successor to be Substituted                                 60

ARTICLE 11
Satisfaction and Discharge of Indenture

Section 11.01 . Discharge of Indenture                                             60
Section 11.02 . Deposited Monies to be Held in Trust by Trustee                                61
Section 11.03 . Paying Agent to Repay Monies Held                                     61
Section 11.04 . Return of Unclaimed Monies                                           62
Section 11.05 . Reinstatement                                                     62

ARTICLE 12
Immunity of Incorporators, Stockholders, Officers and Directors

Section 12.01 . Indenture and Notes Solely Corporate Obligations                          62

ARTICLE 13
Exchange of Notes

Section 13.01 . Right to Exchange                                             63
Section 13.02 . Exercise of Exchange Right; No Adjustment for Interest or Dividends                   66
Section 13.03 . Cash Payments in Lieu of Fractional Shares                               68
Section 13.04 . Exchange Rate                                                   69
Section 13.05 . Adjustment of Exchange Rate                                          69
Section 13.06 . Change in Exchange Right Upon Certain Reclassifications,
            Business Combinations and Asset Sales                              78
Section 13.07 . Taxes on Shares Issued                                             80
Section 13.08 . Reservation of Shares, Shares to be Fully Paid; Compliance with
            Governmental Requirements; Listing of Common Stock                          80
Section 13.09 . Responsibility of Trustee                                          81
Section 13.10 . Notice to Holders Prior to Certain Actions                                  81
Section 13.11 . Stockholder Rights Plans                                         82
Section 13.12 . Settlement Upon Exchange                                               82
Section 13.13 . Exchange Rate Adjustment After Certain Fundamental Changes                    84
Section 13.14 . Exchange Right After Public Acquirer Change of Control                        86
Section 13.15 . Ownership Limit; Withholding Tax                                         87
Section 13.16 . Calculation In Respect of Notes                                       87

ARTICLE 14
Guarantee

Section 14.01 . Guarantee                                                            87
Section 14.02 . Execution and Delivery of Guarantee                                    89
Section 14.03 . Limitation of Guarantor’s Liability; Certain Bankruptcy Events                             89
Section 14.04 . Application of Certain Terms and Provisions to the Guarantor.                      90

ARTICLE 15
Miscellaneous Provisions

Section 15.01 . Provisions Binding on Issuer’s Successors                                   90
Section 15.02 . Official Acts by Successor Corporation                                 90
Section 15.03 . Addresses for Notices, etc.                                        91
Section 15.04 . Governing Law                                                   91
Section 15.05 . Evidence of Compliance with Conditions Precedent, Certificates to Trustee               91
Section 15.06 . Legal Holidays                                                   92
Section 15.07 . Trust Indenture Act                                            92
Section 15.08 . No Security Interest Created                                           92
Section 15.09 . Benefits of Indenture                                                 92
Section 15.10 . Table of Contents, Headings, etc.                                   93
Section 15.11 . Authenticating Agent                                               93
Section 15.12 . Execution in Counterparts                                              94
Section 15.13 . Severability                                                94

Exhibit A Form of Note                                                               A-1
Exhibit B Form of Restrictive Legend for Common Stock Issued Upon Exchange                                   B-1

CROSS-REFERENCE TABLE*

Trust Indenture Act Section		Indenture Section
310	(a)(1)	7.09
	(a)(2)	7.09
	(a)(3)	N.A.
	(a)(4)	N.A.
	(a)(5)	N.A.
	(b)	7.08
	(c)	N.A.
311	(a)	7.13
	(b)	7.13
	(c)	N.A.
312	(a)	5.01
	(b)	5.02
	(c)	5.02
313	(a)	5.03
	(b)	5.03
	(c)	N.A.
	(d)	5.03
314	(a)	4.09, 5.04
	(b)	N.A.
	(c)(1)	N.A.
	(c)(2)	N.A.
	(c)(3)	N.A.
	(d)	N.A.
	(e)	N.A.
	(f)	N.A.
315	(a)	7.01
	(b)	6.08
	(c)	6.05
	(d)	7.01
	(e)	6.09
316	(a)(1)(A)	6.07
	(a)(1)(B)	6.07
	(a)(2)	N.A.
	(b)	N.A.
	(c)	N.A.
317	(a)(1)	N.A.
	(a)(2)	N.A.
	(b)	N.A.
318	(a)	N.A.

N.A. means not applicable.
* This Cross-Reference Table is not part of the Indenture.

INDENTURE

INDENTURE dated as of October 28, 2005 among Essex Portfolio, L.P., a California limited partnership (hereinafter called the åIssueræ), Essex Property Trust, Inc., a Maryland corporation (hereinafter called the åGuarantoræ or, in its capacity as general partner of the Issuer, the åGeneral Partneræ), each having its principal office at 925 East Meadow Drive, Palo Alto, California 94303, and Wells Fargo Bank, N.A., as trustee hereunder (hereinafter called the åTrusteeæ).

Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the holders of the Issuer’s 3.625% Exchangeable Senior Notes due 2025 (hereinafter called the åNotesæ) on the date hereof and the guarantee thereof by the Guarantor.

ARTICLE 1
Definitions

Section 1.01  . Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture that are defined in the Trust Indenture Act (as defined below) or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the respective meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of the execution of this Indenture. The words "herein," "hereof," "hereunder" and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision. The terms defined in this Article include the plural as well as the singular.

"Additional Interest" has the meaning specified for Additional Interest Amount in Section 2(e) of the Registration Rights Agreement (as defined below).

"Additional Interest Notice" has the meaning specified in Section 4.09.

"Additional Notes" has the meaning specified in Section 2.01.

"Additional Shares" has the meaning specified in Section 13.13.

"Adjustment Determination Date" has the meaning specified in Section 13.05(m).

"Adjustment Event" has the meaning specified in Section 13.05(m).

"Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control,æ when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms åcontrollingæ and åcontrolledæ have meanings correlative to the foregoing.

"Agent Members" has the meaning specified in Section 2.05(b).

"Applicable Consideration" has the meaning specified in Section 13.06(a).

"Bankruptcy Law" means Title 11, U.S. Code or any similar federal, state, or foreign law for the relief of debtors.

"Benefited Party" has the meaning specified in Section 14.01.

"Bid Solicitation Agent" means the bid solicitation agent appointed by the Issuer to act as set forth in Section 13.10, which, initially, shall be the Trustee.

"Board of Directors" means the Board of Directors of the General Partner or a committee of such Board duly authorized to act for it hereunder.

"Business Day" means, with respect to any Note, each Monday, Tuesday, Wednesday, Thursday and Friday, other than a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

"Charter" means the Articles of Amendment and Restatement of the Guarantor dated as of June 22, 1995, as amended or supplemented from time to time in accordance with the terms thereof and applicable law.

"Closing Sale Price" of any share of Common Stock or other capital stock or similar equity interests or other publicly traded securities on any date means the closing sale price per share (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the principal United States securities exchange on which the shares of Common Stock or such other capital stock or similar equity interests or other securities are traded or, if the shares of Common Stock or such other capital stock or similar equity interests or other securities are not listed on a United States national or regional securities exchange, as reported by the Nasdaq National Market or by the National Quotation Bureau Incorporated or another established over-the-counter trading market in the United States. The Closing Sale Price will be determined without regard to after-hours trading or extended market making. In the absence of the foregoing, the Issuer will determine the Closing Sale Price on such basis as the Issuer considers appropriate.

"Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

"Common Stock" means any stock of any class of the Guarantor which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Guarantor and which is not subject to redemption by the Guarantor. Subject to the provisions of Sections 13.06 and 13.14, however, shares issuable on exchange of Notes shall include only shares of the class designated as common stock of the Guarantor at the date of this Indenture (namely, the Common Stock, par value $.0001) or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Guarantor and which are not subject to redemption by the Guarantor; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on exchange shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

"Corporate Trust Office" or other similar term, means the designated office of the Trustee at which at any particular time its corporate trust business as it relates to this Indenture shall be administered, which office is, at the date as of which this Indenture is dated, located at 707 Wilshire Boulevard, 17th Floor, Los Angeles, California 90017, Attention: Corporate Trust Services, or at any other time at such other address as the Trustee may designate from time to time by notice to the Company.

"Current Market Price" has the meaning specified in Section 13.05(g)(i).

"CUSIP" means the Committee on Uniform Securities Identification Procedures.

"Custodian" means Wells Fargo Bank, N.A., as custodian with respect to the Notes in global form, or any successor entity thereto.

"default" means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

"Defaulted Interest" has the meaning specified in Section 2.03.

"Depositary" means the clearing agency registered under the Exchange Act that is designated to act as the Depositary for the Global Notes. DTC shall be the initial Depositary, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "Depositary" shall mean or include such successor.

"Determination Date" has the meaning specified in Section 13.12(d).

"DTC" means The Depository Trust Company.

"Effective Date" has the meaning specified in Section 13.13(b).

"Event of Default" means any event specified in Section 6.01 as an Event of Default.

"ex-dividend date" has the meaning specified in Section 13.01(a)(iv).

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

"Exchange Agent" means the exchange agent appointed by the Issuer to act as set forth in Article 13, which, initially, shall be the Trustee.

"Exchange Date" has the meaning specified in Section 13.02.

"Exchange Notice" has the meaning specified in Section 13.02.

"Exchange Obligation" has the meaning specified in Section 13.12(a).

"Exchange Price" on any date of determination means $1,000 divided by the Exchange Rate as of such date.

"Exchange Rate" has the meaning specified in Section 13.04.

"Exchange Value" has the meaning specified in Section 13.12.

"Expiration Time" has the meaning specified in Section 13.05(f).

"Fair Market Value" has the meaning specified in Section 13.05(g)(ii).

"Fiscal Quarter" means, with respect to the Issuer, the fiscal quarter publicly disclosed by the Issuer. The Issuer shall confirm the ending dates of its fiscal quarters for the current fiscal year to the Trustee upon the Trustee’s request.

"Fundamental Change" means the occurrence of any of the following events: (1) consummation of any transaction or event (whether by means of a share exchange or tender offer applicable to the Common Stock, a liquidation, consolidation, recapitalization, reclassification, combination or merger of the Guarantor or a sale, lease or other transfer of all or substantially all of the consolidated assets of the Guarantor) or a series of related transactions or events pursuant to which all or substantially all of the outstanding shares of Common Stock are exchanged for, converted into or constitute solely the right to receive cash, securities or other property;

(2) any åpersonæ or ågroupæ (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable), other than the Guarantor, the Issuer or any wholly owned subsidiary of the Guarantor or the Issuer, is or becomes the åbeneficial owner,æ directly or indirectly, of more than 50% of the total voting power in the aggregate of all classes of capital stock of the Guarantor then outstanding entitled to vote generally in elections of directors; (3) during any period of 12 consecutive months after the date of original issuance of the Notes (for so long as the Guarantor is the general partner of the Issuer immediately prior to such transaction or series of related transactions), persons who at the beginning of such 12 month period constituted the Board of Directors, together with any new persons whose election was approved by a vote of a majority of the persons then still comprising the Board of Directors who were either members of the Board of Directors at the beginning of such period or whose election, designation or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board of Directors; (4) the Guarantor ceases to be the general partner of the Issuer or ceases to control the Issuer; provided, however, that the pro rata distribution by the Guarantor to its stockholders of shares of its capital stock or shares of any of the Guarantor’s other Subsidiaries will not, in and of itself, constitute a Fundamental Change for purposes of this definition; or (5) the shares of Common Stock cease to be traded on a U.S. national or regional securities exchange or quoted on the Nasdaq National Market or another established automated over-the-counter trading market in the United States. Notwithstanding the foregoing, even if any of the events specified in the preceding clauses (1) through (5) have occurred, except as indicated below, a Fundamental Change will not be deemed to have occurred if either: (A) the Closing Sale Price for any five Trading Days within (1) the period of ten (10) consecutive Trading Days ending immediately after the later of the Fundamental Change and the public announcement of the Fundamental Change, in the case of a Fundamental Change relating to an acquisition of capital stock, or (2) the period of ten (10) consecutive Trading Days ending immediately after the Fundamental Change, in the case of a Fundamental Change relating to a merger, consolidation or asset sale, in either case, equals or exceeds 105% of the applicable Exchange Price on each of those Trading Days; provided, however, that the exception to the definition of Fundamental Change specified in this clause (A) shall not apply in the context of a Fundamental Change for purposes of Section 13.13 or a Public Acquirer Change of Control for purposes of Section 13.14; or (B) at least 90% of the consideration (excluding cash payments for fractional shares and cash payments made pursuant to dissenters’ appraisal rights) in a merger, consolidation or other transaction otherwise constituting a Fundamental Change consists of shares of common stock (or depositary receipts or other certificates representing common equity interests) traded on a national or regional securities exchange or quoted on the Nasdaq National Market or another established automated over-the-counter trading market in the United States (or will be so traded or quoted immediately following such merger, consolidation or other transaction) and as a result of the merger, consolidation or other transaction the Notes become exchangeable into such shares of common stock (or depositary receipts or other certificates representing common equity interests). For purposes of this definition, åpersonæ includes any syndicate or group that would be deemed to be a åpersonæ under Section 13(d)(3) of the Exchange Act.

"Fundamental Change Repurchase Date" has the meaning specified in Section 3.05(a).

"General Partner" means Essex Property Trust, Inc., acting in its capacity as the sole general partner of the Issuer, and its successors and assigns.

"Global Note" has the meaning specified in Section 2.02.

"Guarantee Obligations" has the meaning specified in Section 14.01.

"Guarantor" means the corporation named as the åGuarantoræ in the first paragraph of this Indenture, and, subject to the provisions of Article 10 and Section 13.06, shall include its successors and assigns.

"Indenture" means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

"Initial Notes" has the meaning specified in Section 2.01.

"Initial Purchasers" means each of Bear, Stearns & Co. Inc. and UBS Securities LLC (each, an åInitial Purchaseræ).

"interest" means, when used with reference to the Notes, any interest payable under the terms of the Notes, including Additional Interest, if any, payable under the terms of the Registration Rights Agreement.

"Issuer" means the limited partnership named as the åIssueræ in the first paragraph of this Indenture, and, subject to the provisions of Article 10, shall include its successors and assigns.

"Issuer Repurchase Notice" has the meaning specified in Section 3.07(b).

"Issuer Repurchase Notice Date" has the meaning specified in Section 3.07.

"Maturity Date" means November 1, 2025.

"Net Amount" has the meaning specified in Section 13.13(b).

"Net Cash Amount" has the meaning specified in Section 13.13(b).

"Net Shares Amount" has the meaning specified in Section 13.13(b).

"Note" or "Notes" means any Note or Notes, as the case may be, authenticated and delivered under this Indenture, including the Initial Notes, any Additional Notes and any Global Note.

"Note Register" has the meaning specified in Section 2.05(a).

"Note Registrar" has the meaning specified in Section 2.05(a).

"Noteholder" or "holder" as applied to any Note, or other similar terms (but excluding the term åbeneficial holderæ), means any Person in whose name at the time a particular Note is registered on the Note Registrar’s books.

"Offering Memorandum" means the Issuer’s and the Guarantor’s offering memorandum dated October 25, 2005 relating to the Notes.

"Officer" means any person holding any of the following positions with the General Partner: the Chairman of the Board, the Chief Executive Officer, the President, any Vice President (whether or not designated by a number or numbers or word or words added before or after the title åVice Presidentæ), the Chief Financial Officer, the Treasurer and the Secretary.

"Officers’ Certificate", when used with respect to the Issuer, means a certificate signed by any two Officers or by one such Officer and any Assistant Treasurer or Assistant Secretary of the General Partner.

"Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Issuer, or other counsel reasonably acceptable to the Trustee.

"outstanding", when used with reference to Notes and subject to the provisions of Section 8.04, means, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except:

(a) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

(b) Notes, or portions thereof, (i) for the redemption or repurchase of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Issuer or the Guarantor) or (ii) which shall have been otherwise discharged in accordance with Article 11;

(c) Notes in lieu of which, or in substitution for which, other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.06; and

(d) Notes exchanged pursuant to Article 13 and Notes paid or redeemed or repurchased pursuant to Article 3.

"Paying Agent" has the meaning specified in Section 2.08.

"Person" means a corporation, an association, a partnership, a limited liability company, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

"PORTAL Market" means The PORTAL Market operated by the Nasdaq Stock Market or any successor thereto.

"Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note, and, for the purposes of this definition, any Note authenticated and delivered under Section 2.06 lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note that it replaces.

"premium" means any premium payable under the terms of the Notes.

"Principal Return" has the meaning specified in Section 13.13(b).

"Public Acquirer Change of Control" means any event constituting a Fundamental Change that would otherwise obligate the Issuer to increase the Exchange Rate pursuant to Section 13.13 and the acquirer (or any entity that is a directly or indirectly wholly owned subsidiary of the acquirer) has a class of common stock traded on a national or regional securities exchange or quoted on the Nasdaq National Market or which will be so traded or quoted when issued or exchanged in connection with such Fundamental Change or other event (the "Public Acquirer Common Stock"). If an acquirer does not itself have a class of common stock satisfying the foregoing requirement, it will be deemed to have Public Acquirer Common Stock if a Subsidiary of the acquirer has a class of common stock satisfying the foregoing requirement; in such case, all references to Public Acquirer Common Stock shall refer to such class of common stock.

"Purchased Shares" has the meaning specified in Section 13.05(f).

"record date" has the meaning specified in Section 13.05(g)(iii).

"Record Date" has the meaning specified in Section 2.03.

"Registration Rights Agreement" means the Registration Rights Agreement, dated as of October 28, 2005, among the Issuer, the Guarantor and the Initial Purchasers, as amended from time to time in accordance with its terms.

"Repurchase Date" has the meaning specified in Section 3.06(a).

"Repurchase Notice" has the meaning specified in Section 3.05(c).

"Responsible Officer" shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such person’s knowledge of or familiarity with the particular subject.

"Restricted Securities" has the meaning specified in Section 2.05(c).

"Rule 144A" means Rule 144A as promulgated under the Securities Act as it may be amended from time to time hereafter.

"Securities" has the meaning specified in Section 13.05(c).

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

"Significant Subsidiary" means, as of any date of determination, a Subsidiary of the Issuer that would constitute a åsignificant subsidiaryæ as such term is defined under Rule 1-02(w) of Regulation S-X of the Commission as in effect on the date of this Indenture.

"Stock Price" has the meaning specified in Section 13.13(b).

"Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock or other equity interest entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or managing general partner of which is such Person or a subsidiary of such Person or (b) the only general partners of which are such Person or of one or more subsidiaries of such Person (or any combination thereof).

"Trading Day" means a day during which trading in securities generally occurs on the New York Stock Exchange or, if shares of Common Stock are not then listed on the New York Stock Exchange, on the principal other United States national or regional securities exchange on which the shares of Common Stock are then listed or, if shares of Common Stock are not then listed on a United States national or regional securities exchange, on the Nasdaq National Market or, if the shares of Common Stock are not then quoted on the Nasdaq National Market, in the principal other market on which the shares of Common Stock are then traded.

"Trading Price" has the meaning specified in Section 13.01(a)(ii).

"transfer" has the meaning specified in Section 2.05(b).

"Trigger Event" has the meaning specified in Section 13.05(c).

"Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as it was in force at the date of this Indenture; provided that if the Trust Indenture Act of 1939 is amended after the date hereof, the term "Trust Indenture Act" shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

"Trustee" means Wells Fargo Bank, N.A., and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

"Twenty Day Weighted Average Price" has the meaning specified in Section 13.13(a).

"Volume Weighted Average Price" has the meaning specified in Section 13.13(a).

ARTICLE 2
Issue, Description, Execution, Registration and Exchange of Notes

Section 2.01   Designation Amount and Issue of Notes

 The Notes shall be designated as "3.625% Exchangeable Senior Notes due 2025." Upon the execution of this Indenture, and from time to time thereafter, Notes may be executed by the Issuer and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver Notes upon a written order of the Issuer, such order signed by two Officers or by an Officer and either an Assistant Treasurer of the General Partner or any Assistant Secretary of the General Partner, without any further action by the Issuer hereunder.

The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is unlimited; provided, that upon initial issuance (including any issuance upon exercise of the Initial Purchasers’ option set forth in the Offering Memorandum), the aggregate principal amount of Notes outstanding shall not exceed $225,000,000, except as provided in Section 2.06. The Issuer may, without the consent of the holders of Notes, issue additional Notes (the "Additional Notes") from time to time in the future with the same terms and the same CUSIP number as the Notes originally issued under this Indenture (the "Initial Notes") in an unlimited principal amount, provided that such Additional Notes must be part of the same issue as the Initial Notes for United States federal income tax purposes. The Initial Notes and any such Additional Notes will constitute a single series of debt securities, and in circumstances in which this Indenture provides for the holders of Notes to vote or take any action, the holders of Initial Notes and the holders of any such Additional Notes will vote or take that action as a single class.

Section 2.02   Form of Notes

 The Notes and the Trustee’s certificate of authentication to be borne by such Notes shall be substantially in the form set forth in Exhibit A hereto. The terms and provisions contained in the form of Note attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Issuer and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends, endorsements or changes as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required by the Custodian, the Depositary or by the National Association of Securities Dealers, Inc. in order for the Notes to be tradable on The PORTAL Market or as may be required for the Notes to be tradable on any other market developed for trading of securities pursuant to Rule 144A or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed, or to conform to usage, or to indicate any special limitations or restrictions to which any particular Notes are subject.

So long as the Notes are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, or otherwise contemplated by Section 2.05(b), all of the Notes will be represented by one or more Notes in global form registered in the name of the Depositary or the nominee of the Depositary (a "Global Note"). The transfer and exchange of beneficial interests in any such Global Note shall be effected through the Depositary in accordance with this Indenture and the applicable procedures of the Depositary. Except as provided in Section 2.05(b), beneficial owners of a Global Note shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered holders of such Global Note.

Any Global Note shall represent such of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect redemptions, repurchases, exchanges, or transfers permitted hereby. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the holder of such Notes in accordance with this Indenture. Payment of principal of, interest on and premium, if any, on any Global Note shall be made to the holder of such Note.

Section 2.03   Date and Denomination of Notes; Payments of Interest

 The Notes shall be issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. Each Note shall be dated the date of its authentication and shall bear interest from the date specified on the face of the form of Note attached as Exhibit A hereto. Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

The Person in whose name any Note (or its Predecessor Note) is registered on the Note Register at 5:00 p.m., New York City time, on any Record Date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date, except that the interest payable upon maturity, redemption or repurchase pursuant to Section 3.05 or 3.06 will be payable to the Person to whom principal is payable upon maturity or pursuant to such redemption or such repurchase (unless the interest payment date falls on or prior to the redemption date or the Fundamental Change Repurchase Date or the Repurchase Date, as the case may be, in which case the semi-annual payment of interest becoming due on such interest payment date shall be payable to the holder of such Note registered as such on the related Record Date). Notwithstanding the foregoing, any Note or portion thereof surrendered for exchange during the period from 5:00 p.m., New York City time, on the Record Date for any interest payment date to 5:00 p.m., New York City time, on the Business Day preceding the applicable interest payment date shall be accompanied by payment, in immediately available funds or other funds acceptable to the Issuer, of an amount equal to the interest otherwise payable on such interest payment date on the principal amount being exchanged; provided that no such payment need be made (1) if a holder exchanges its Notes in connection with a redemption and the Issuer has specified a redemption date that is after a Record Date and on or prior to the next interest payment date, (2) if a holder exchanges its Notes in connection with a Fundamental Change and the Issuer has specified a Fundamental Change Repurchase Date that is after a Record Date and on or prior to the next interest payment date or (3) to the extent of any overdue interest and Additional Interest, if any overdue interest and Additional Interest, as applicable, exists at the time of exchange with respect to such Note. Interest shall be payable at the office of the Issuer maintained by the Issuer for such purposes in the Borough of Manhattan, The City of New York, which shall initially be an office or agency of the Trustee. The Issuer shall pay interest (i) on any Notes in certificated form by check mailed to the address of the Person entitled thereto as it appears in the Note Register; provided, however, that a holder of any Notes in certificated form in the aggregate principal amount of more than $5.0 million may specify by written notice to the Issuer that it pay interest by wire transfer of immediately available funds to the account specified by the Noteholder in such notice, or (ii) on any Global Note by wire transfer of immediately available funds to the account of the Depositary or its nominee. If a payment date is not a Business Day, payment shall be made on the next succeeding Business Day, and no additional interest shall accrue thereon. The term "Record Date" with respect to any interest payment date shall mean the April 15 or October 15 preceding the applicable May 1 or November 1 interest payment date, respectively.

Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any May 1 or November 1 (herein called "Defaulted Interest") shall forthwith cease to be payable to the Noteholder registered as such on the relevant Record Date, and such Defaulted Interest shall be paid by the Issuer, at its election in each case, as provided in clause (1) or (2) below:

(1) The Issuer may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at 5:00 p.m., New York City time, on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment (which shall be not less than twenty-five (25) calendar days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall be not more than fifteen (15) calendar days and not less than ten (10) calendar days prior to the date of the proposed payment, and not less than ten (10) calendar days after the receipt by the Trustee of the notice of the proposed payment (unless, the Trustee shall consent to an earlier date). The Trustee shall promptly notify the Issuer of such special record date and, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid, to each holder at its address as it appears in the Note Register, not less than ten (10) calendar days prior to such special record date (unless, the Trustee shall consent to an earlier date). Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at 5:00 p.m., New York City time, on such special record date and shall no longer be payable pursuant to the following clause (2) of this Section 2.03.

(2) The Issuer may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Section 2.04   Execution of Notes

 The Notes shall be signed in the name and on behalf of the Issuer by the manual or facsimile signature of an Officer. Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Note attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 15.11), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Issuer shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

In case any Officer who shall have signed any of the Notes shall cease to be such Officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Issuer, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such Officer, and any Note may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Note, shall be the proper Officers, although at the date of the execution of this Indenture any such person was not such an Officer.

Section 2.05   Exchange and Registration of Transfer of Notes; Restrictions on Transfer

 (a) The Issuer shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Issuer designated pursuant to Section 4 being herein sometimes collectively referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and of transfers of Notes. The Note Register shall be in written form or in any form capable of being exchanged into written form within a reasonably prompt period of time. The Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Issuer may appoint one or more co-registrars in accordance with Section 4.02.

Upon surrender for registration of transfer of any Note to the Note Registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.05, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency maintained by the Issuer pursuant to Section 4.02. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive bearing registration numbers not contemporaneously outstanding.

All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

All Notes presented or surrendered for registration of transfer or for exchange, redemption, or repurchase shall (if so required by the Issuer or the Note Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer, and the Notes shall be duly executed by the Noteholder thereof or its attorney duly authorized in writing.

No service charge shall be made to any holder for any registration of, transfer or exchange of Notes, but the Issuer may require payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

Neither the Issuer nor the Trustee nor any Note Registrar shall be required to exchange or register a transfer of (a) any Notes for a period of fifteen (15) calendar days next preceding any selection of Notes to be redeemed, (b) any Notes or portions thereof called for redemption pursuant to Section 3.02, (c) any Notes or portions thereof surrendered for exchange pursuant to Article 13, or (d) any Notes or portions thereof tendered for repurchase (and not withdrawn) pursuant to Section 3.05 or Section 3.06.

(b)  The following provisions shall apply only to Global Notes:

(i)  Each Global Note authenticated under this Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to such Depositary or a nominee thereof or Custodian therefor, and each such Global Note shall constitute a single Note for all purposes of this Indenture.

(ii)  Notwithstanding any other provision in this Indenture, no Global Note may be exchanged in whole or in part for Notes registered, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary or a nominee thereof unless (1) the Depositary (x) has notified the Issuer that it is unwilling or unable to continue as Depositary for such Global Note or (y) has ceased to be a clearing agency registered under the Exchange Act, and a successor depositary has not been appointed by the Issuer within ninety (90) calendar days, (2) an Event of Default has occurred and is continuing or (3) the Issuer, in its sole discretion, notifies the Trustee in writing that it no longer wishes to have all the Notes represented by Global Notes. Any Global Note exchanged pursuant to clause (1) or (2) above shall be so exchanged in whole and not in part and any Global Note exchanged pursuant to clause (3) above may be exchanged in whole or from time to time in part as directed by the Issuer. Any Note issued in exchange for a Global Note or any portion thereof shall be a Global Note; provided that any such Note so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Note.

(iii)  Notes issued in exchange for a Global Note or any portion thereof pursuant to clause (ii) above shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Note or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Note to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Note Registrar. With regard to any Global Note to be exchanged in part, either such Global Note shall be so surrendered for exchange or, if the Trustee is acting as Custodian for the Depositary or its nominee with respect to such Global Note, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and make available for delivery the Note issuable on such exchange to or upon the written order of the Depositary or an authorized representative thereof.

(iv)  In the event of the occurrence of any of the events specified in clause (ii) above, the Issuer will promptly make available to the Trustee a reasonable supply of certificated Notes in definitive, fully registered form, without interest coupons.

(v)  Neither any members of, or participants in, the Depositary ("Agent Members") nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Note registered in the name of the Depositary or any nominee thereof, and the Depositary or such nominee, as the case may be, may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner and holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Note.

(vi)  At such time as all interests in a Global Note have been redeemed, repurchased, exchanged, or canceled for Notes in certificated form, such Global Note shall, upon receipt thereof, be canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Note is redeemed, repurchased, exchanged, or canceled for Notes in certificated form, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced, and an endorsement shall be made on such Global Note, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction.

(c)  Every Note (and all securities issued in exchange therefor or in substitution thereof) that bears or is required under this Section 2.05(c) to bear the legend set forth in this Section 2.05(c) (together with any Common Stock issued upon exchange of the Notes and required to bear the legend set forth in Exhibit B, collectively, the "Restricted Securities") shall be subject to the restrictions on transfer set forth in this Section 2.05(c) (including those set forth in the legend below and the legend set forth in Exhibit B) unless such restrictions on transfer shall be waived by written consent of the Issuer, and the holder of each such Restricted Security, by such Note holder’s acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in this Section 2.05(c), the term "transfer" means any sale, pledge, loan, transfer or other disposition whatsoever of any Restricted Security or any interest therein.

Until the expiration of the holding period applicable to sales of Restricted Securities under Rule 144(k) under the Securities Act (or any successor provision), any certificate evidencing a Restricted Security shall bear a legend in substantially the following form (or as set forth in Exhibit B, in the case of Common Stock issued upon exchange of the Notes), unless such Restricted Security has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or sold pursuant to Rule 144 under the Securities Act or any similar provision then in force, or unless otherwise agreed by the Issuer in writing, with written notice thereof to the Trustee:

THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST THEREIN, THE HOLDER:

(1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS PURCHASING IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT;

(2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR ANY COMMON STOCK ISSUABLE UPON EXCHANGE OF SUCH SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(C) OR 2(D) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(D) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE 2(C) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE ISSUER OR THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE 2(C) OR 2(D) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY.

PURSUANT TO SECTION 1271 ET SEQ. OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS SECURITY HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT. TO OBTAIN (I) THE ISSUE PRICE OF THIS SECURITY, (II) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, (III) THE ISSUE DATE, OR (IV) THE YIELD TO MATURITY; CONTACT INVESTOR RELATIONS AT 925 EAST MEADOW DRIVE, PALO ALTO, CALIFORNIA 94303, OR BY PHONE AT (650) 494-3700.

Any Notes that are Restricted Securities and as to which such restrictions on transfer shall have expired in accordance with their terms or as to conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of such Note for exchange to the Note Registrar in accordance with the provisions of this Section 2.05, be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.05(c). If such Restricted Security surrendered for exchange is represented by a Global Note bearing the legend set forth in this Section 2.05(c), the principal amount of the legended Global Note shall be reduced by the appropriate principal amount and the principal amount of a Global Note without the legend set forth in this Section 2.05(c) shall be increased by an equal principal amount. If a Global Note without the legend set forth in this Section 2.05(c) is not then outstanding, the Issuer shall execute and the Trustee shall authenticate and deliver an unlegended Global Note to the Depositary.

In the event Rule 144(k) under the Securities Act (or any successor provision) is amended to shorten the two-year period under Rule 144(k), then, the references in the restrictive legends set forth above to åTWO YEARSæ, and in the corresponding transfer restrictions described above, and in the Notes and the shares Common Stock will be deemed to refer to such shorter period, from and after receipt by the Trustee of an Officers’ Certificate and an Opinion of Counsel to that effect. As soon as reasonably practicable after the Issuer knows of the effectiveness of any such amendment to shorten the two-year period under Rule 144(k), unless such changes would otherwise be prohibited by, or would cause a violation of, the federal securities laws applicable at the time, the Issuer will provide to the Trustee an Officers’ Certificate and an Opinion of Counsel as to the effectiveness of such amendment and the effectiveness of such change to the restrictive legends and transfer restrictions.

(d)  Any Restricted Securities, prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), purchased or owned by the Issuer or any Affiliate thereof may not be resold by the Issuer or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction which results in such Notes or Common Stock, as the case may be, no longer being "restricted securities" (as defined under Rule 144).

(e)  The Trustee shall have no responsibility or obligation to any Agent Members or any other Person with respect to the accuracy of the books or records, or the acts or omissions, of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any Agent Member or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Noteholders and all payments to be made to Noteholders under the Notes shall be given or made only to or upon the order of the registered Noteholders (which shall be the Depositary or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Depositary subject to the customary procedures of the Depository. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its Agent Members.

The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Agent Members in any Global Indenture) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section 2.06   Mutilated, Destroyed, Lost or Stolen Notes

In case any Note shall become mutilated or be destroyed, lost or stolen, the Issuer in its discretion may execute, and upon its written request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and make available for delivery, a new Note, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case, the applicant for a substituted Note shall furnish to the Issuer, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

Following receipt by the Trustee or such authenticating agent, as the case may be, of satisfactory security or indemnity and evidence, as described in the preceding paragraph, the Trustee or such authenticating agent may authenticate any such substituted Note and make available for delivery such Note. Upon the issuance of any substituted Note, the Issuer may require the payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Note which has matured or is about to mature or has been called for redemption or has been properly tendered for repurchase on a Fundamental Change Repurchase Date (and not withdrawn) or has been tendered for repurchase on a Repurchase Date (and not withdrawn), as the case may be, or is to be exchanged pursuant to this Indenture, shall become mutilated or be destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Note, pay or authorize the payment of or exchange or authorize the exchange of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or exchange shall furnish to the Issuer, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or in connection with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer, the Trustee and, if applicable, any Paying Agent or Exchange Agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

Every substitute Note issued pursuant to the provisions of this Section 2.06 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or exchange or redemption or repurchase of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or exchange or redemption or repurchase of negotiable instruments or other securities without their surrender.

Section 2.07   Temporary Notes

Pending the preparation of Notes in certificated form, the Issuer may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon the written request of the Issuer, authenticate and deliver temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the Notes in certificated form, but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Issuer. Every such temporary Note shall be executed by the Issuer and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Notes in certificated form. Without unreasonable delay, the Issuer will execute and deliver to the Trustee or such authenticating agent Notes in certificated form and thereupon any or all temporary Notes may be surrendered in exchange therefor, at each office or agency maintained by the Issuer pursuant to Section 4.02 and the Trustee or such authenticating agent shall authenticate and make available for delivery in exchange for such temporary Notes an equal aggregate principal amount of Notes in certificated form. Such exchange shall be made by the Issuer at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Notes in certificated form authenticated and delivered hereunder.

Section 2.08   Cancellation of Notes

 All Notes surrendered for the purpose of payment, redemption, repurchase, exchange or registration of transfer shall, if surrendered to the Issuer or any paying agent to whom Notes may be presented for payment (the "Paying Agent") or Exchange Agent, which shall initially be the Trustee, or any Note Registrar, be surrendered to the Trustee and promptly canceled by it or, if surrendered to the Trustee, shall be promptly canceled by it and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of such canceled Notes in accordance with its customary procedures. If the Issuer shall acquire any of the Notes, such acquisition shall not operate as a redemption, repurchase or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation.

Section 2.09   CUSIP Numbers

 The Issuer in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Noteholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Trustee of any change in the "CUSIP" numbers.

ARTICLE 3
Redemption and Repurchase of Notes

Section 3.01   Optional Redemption of Notes

The Issuer shall not have the right to redeem any Notes prior to November 4, 2010, except to preserve the Guarantor’s status as a real estate investment trust. If the Issuer determines it is necessary to redeem the Notes in order to preserve the Guarantor’s status as a real estate investment trust, the Issuer may, upon the notice set forth in Section 3.02, redeem the Notes for cash, in whole or in part, at 100% of the principal amount of the Notes to be redeemed plus unpaid interest, if any, accrued thereon to, but excluding, the redemption date; provided if an interest payment date falls on or prior to the redemption date, then the interest payable on such interest payment date shall be paid to the holders of record of the Notes on the applicable Record Date instead of the holders surrendering the Notes for redemption. In such case, the Issuer shall provide the Trustee with an Officers’ Certificate evidencing that the Board of Directors has, in good faith, made the determination that it is necessary to redeem the Notes in order to preserve the Guarantor’s status as a real estate investment trust.

The Issuer shall have the right to redeem the Notes for cash, in whole or in part at any time or from time to time, on or after November 4, 2010 upon the notice set forth in Section 3.02, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus unpaid interest, if any, accrued thereon to, but excluding, the redemption date; provided, however, that the Issuer may not redeem any Notes pursuant to this Section 3.01 if there has occurred and is continuing an Event of Default with respect to the Notes (other than a default in the payment of the redemption price of any redeemed Notes).

Section 3.02   Notice of Optional Redemption; Selection of Notes

 In case the Issuer shall desire to exercise the right to redeem all or, as the case may be, any part of the Notes pursuant to Section 3.01, it shall fix a date for redemption and it or, at its written request received by the Trustee not fewer than five (5) Business Days prior (or such shorter period of time as may be acceptable to the Trustee) to the date the notice of redemption is to be mailed, the Trustee in the name of and at the expense of the Issuer, shall mail or cause to be mailed a notice of such redemption not fewer than thirty (30) calendar days nor more than sixty (60) calendar days prior to the redemption date to each holder of Notes so to be redeemed in whole or in part at its last address as the same appears on the Note Register; provided that if the Issuer makes such request of the Trustee, it shall, together with such request, also give written notice of the redemption date to the Trustee, provided that the text of the notice shall be prepared by the Issuer. Such mailing shall be by first class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note. Concurrently with the mailing of any such notice of redemption, the Issuer shall issue a press release announcing such redemption, the form and content of which press release shall be determined by the Issuer in its sole discretion. The failure to issue any such press release or any defect therein shall not affect the validity of the redemption notice or any of the proceedings for the redemption of any Note called for redemption.

Each such notice of redemption shall specify: (i) the aggregate principal amount of Notes to be redeemed, (ii) the CUSIP number or numbers of the Notes being redeemed, (iii) the date fixed for redemption (which shall be a Business Day), (iv) the redemption price at which Notes are to be redeemed, (v) the place or places of payment and that payment will be made upon presentation and surrender of such Notes, (iv) that interest accrued and unpaid to, but excluding, the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portion thereof to be redeemed will cease to accrue, (vii) that the holder has a right to exchange the Notes called for redemption, (viii) the Exchange Rate on the date of such notice and (ix) the time and date on which the right to exchange such Notes or portions thereof pursuant to this Indenture will expire. If fewer than all the Notes are to be redeemed, the notice of redemption shall identify the Notes to be redeemed (including CUSIP numbers, if any). In case any Note is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that, on and after the redemption date, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion thereof will be issued.

Whenever any Notes are to be redeemed, the Issuer will give the Trustee written notice of the redemption date, together with an Officers’ Certificate as to the aggregate principal amount of Notes to be redeemed not fewer than thirty (30) calendar days (or such shorter period of time as may be acceptable to the Trustee) prior to the redemption date.

On or prior to the redemption date specified in the notice of redemption given as provided in this Section 3.02, the Issuer will deposit with the Paying Agent (or, if the Issuer is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 4.04) an amount of money in immediately available funds sufficient to redeem on the redemption date all the Notes (or portions thereof) so called for redemption (other than those theretofore surrendered for exchange) at the appropriate redemption price, together with accrued interest to, but excluding, the redemption date; provided that if such payment is made on the redemption date, it must be received by the Paying Agent, by 11:00 a.m., New York City time, on such date. The Issuer shall be entitled to retain any interest, yield or gain on amounts deposited with the Paying Agent pursuant to this Section 3.02 in excess of amounts required hereunder to pay the redemption price and accrued interest to, but excluding, the redemption date. If any Note called for redemption is exchanged pursuant hereto prior to such redemption date, any money deposited with the Paying Agent or so segregated and held in trust for the redemption of such Note shall be paid to the Issuer or, if then held by the Issuer, shall be discharged from such trust.

If less than all of the outstanding Notes are to be redeemed, the Trustee shall select the Notes or portions thereof of the Global Note or the Notes in certificated form to be redeemed (in principal amounts of $1,000 or multiples thereof) by lot, on a pro rata basis or by another method the Trustee deems fair and appropriate. If any Note selected for redemption is submitted for exchange in part after such selection, the portion of such Note submitted for exchange shall be deemed (so far as may be possible) to be the portion to be selected for redemption. The Notes (or portions thereof) so selected for redemption shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Note is submitted for exchange in part before the mailing of the notice of redemption.

Upon any redemption of less than all of the outstanding Notes, the Issuer and the Trustee may (but need not), solely for purposes of determining the pro rata allocation among such Notes that are unexchanged and outstanding at the time of redemption, treat as outstanding any Notes surrendered for exchange during the period of fifteen (15) calendar days preceding the mailing of a notice of redemption and may (but need not) treat as outstanding any Note authenticated and delivered during such period in exchange for the unexchanged portion of any Note exchanged in part during such period.

Section 3.03   Payment of Notes Called for Redemption by the Issuer

 If notice of redemption has been given as provided in Section 3.02, the Notes or portion of Notes with respect to which such notice has been given shall, unless exchanged pursuant to the terms hereof, become due and payable on the date fixed for redemption and at the place or places stated in such notice at the redemption price, plus interest accrued to, but excluding, the redemption date, and unless the Issuer shall default in the payment of such Notes at the redemption price, plus interest, if any, accrued to, but excluding, such date, interest on the Notes or portion of Notes so called for redemption shall cease to accrue on and after such date and, after 5:00 p.m., New York City time, on the second Trading Day immediately preceding the redemption date (unless the Issuer shall default in the payment of such Notes at the redemption price, together with interest accrued to such date) such Notes shall cease to be exchangeable pursuant to this Indenture and, except as provided in Section 7.05 and Section 11.02, to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Notes except the right to receive the redemption price thereof plus accrued and unpaid interest to, but excluding, the redemption date. On presentation and surrender of such Notes at a place of payment in said notice specified, the said Notes or the specified portions thereof shall be paid and redeemed by the Issuer at the redemption price, together with interest accrued thereon to, but excluding, the redemption date; provided that if an interest payment date falls on or prior to the redemption date, the interest payable on such interest payment date shall be paid on such interest payment date to the holders of record of such Notes on the applicable Record Date instead of the holders surrendering such Notes for redemption on such date.

Upon presentation of any Note redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Issuer, a new Note or Notes, of authorized denominations, in principal amount equal to the unredeemed portion of the Notes so presented.

Notwithstanding the foregoing, the Trustee shall not redeem any Notes or mail any notice of redemption during the continuance of a default in payment of interest on the Notes. If any Note called for redemption shall not be so paid upon surrender thereof for redemption on the redemption date, as provided in this Section 3.03, the principal shall, until paid or duly provided for, bear interest from and including the redemption date at a rate equal to 1% per annum above the rate borne by the Notes and such Note shall remain exchangeable pursuant to this Indenture until the redemption price and interest shall have been paid or duly provided for.

Notes and portions of Notes that are to be redeemed pursuant to this Article 3 shall be exchangeable by the Holder thereof until 5:00 p.m., New York City time, on the second Business Day immediately preceding the redemption date, unless the Issuer shall fail to pay the redemption price.

Section 3.04   Sinking Fund

 There shall be no sinking fund provided for the Notes.

Section 3.05   Repurchase at Option of Holders Upon a Fundamental Change

(a)  If there shall occur a Fundamental Change at any time prior to maturity of the Notes, then each Noteholder shall have the right, at such holder’s option, to require the Issuer to repurchase all of such holder’s Notes, or any portion thereof that is a multiple of $1,000 principal amount, in cash, on a date (the "Fundamental Change Repurchase Date") specified by the Issuer, that is not more than thirty (30) Business Days after the date of the Issuer Repurchase Notice related to such Fundamental Change at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but excluding, the Fundamental Change Repurchase Date; provided that if an interest payment date falls on or prior to the Fundamental Change Repurchase Date, then the interest payable on such interest payment date shall be paid to the holders of record of the Notes on the applicable Record Date instead of the holders surrendering the Notes for repurchase on such date.

(b)  On or before the tenth calendar day after the occurrence of a Fundamental Change, the Issuer shall mail or cause to be mailed to all holders of record on the date of the Fundamental Change (and to beneficial owners as required by applicable law) an Issuer Repurchase Notice as set forth in Section 3.07 with respect to such Fundamental Change. The Issuer shall also deliver a copy of the Issuer Repurchase Notice to the Trustee and the Paying Agent at such time as it is mailed to Noteholders. In addition to the mailing of such Issuer Repurchase Notice, the Issuer shall disseminate a press release through Dow Jones & Company, Inc. or Bloomberg Business News announcing the occurrence of such Fundamental Change or publish such information in a newspaper of general circulation in The City of New York or on the Guarantor’s web site, or through such other public medium as the Issuer shall deem appropriate at such time. The failure to issue any such press release or any defect therein shall not affect the validity of the Issuer Repurchase Notice or any proceedings for the repurchase of any Note which any Noteholder may elect to have the Issuer redeem as provided in this Section 3.05.

No failure of the Issuer to give the foregoing notices and no defect therein shall limit the Noteholders’ repurchase rights or affect the validity of the proceedings for the repurchase of the Notes pursuant to this Section 3.05.

(c)  For a Note to be repurchased at the option of the holder, the holder must deliver to the Paying Agent, prior to 5:00 p.m., New York City time, on the Fundamental Change Repurchase Date, (i) a written notice of repurchase (the "Repurchase Notice") in the form set forth on the reverse of the Note duly completed (if the Note is certificated) or stating the following (if the Note is represented by a Global Note): (A) the certificate number of the Note which the holder will deliver to be repurchased (if the Note is certificated) or the appropriate Depositary procedures (if the Note is represented by a Global Note), (B) the portion of the principal amount of the Note which the holder will deliver to be repurchased, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000 and (C) that such Note shall be repurchased as of the Fundamental Change Repurchase Date pursuant to the terms and conditions specified in the Note and in this Indenture; together with (ii) such Notes duly endorsed for transfer (if the Note if certificated) or book entry transfer of such Note (if such Note is represented by a Global Note). The delivery of such Note to the Paying Agent with, or at any time after delivery of, the Repurchase Notice (together with all necessary endorsements) at the office of the Paying Agent shall be a condition to the receipt by the holder of the repurchase price therefore; provided, however, that such repurchase price shall be so paid pursuant to this Section 3.05 only if the Notes so delivered to the Paying Agent shall conform in all respects to the description thereof in the Repurchase Notice. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note for repurchase shall be determined by the Issuer, whose determination shall be final and binding absent manifest error.

(d)  The Issuer, if so requested, shall repurchase from the holder thereof, pursuant to this Section 3.05, a portion of a Note, if the principal amount of such portion is $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to the repurchase of all of a Note also apply to the repurchase of such portion of such Note.

(e)  Notwithstanding the foregoing, no Notes may be repurchased by the Issuer pursuant to this Section 3.05 if there has occurred and is continuing an Event of Default with respect to the Notes (other than a default in the payment of the repurchase price for the Notes to be repurchased).

(f)  The Paying Agent shall promptly notify the Issuer of the receipt by it of any Repurchase Notice or written notice of withdrawal thereof.

Any repurchase by the Issuer contemplated pursuant to the provisions of this Section 3.05 shall be consummated by the delivery of the consideration to be received by the holder within two (2) Business Days following the later of the Fundamental Change Repurchase Date and the time of the book-entry transfer or delivery of the Note. Payment of the repurchase price for a Note for which a Repurchase Notice has been delivered and not withdrawn is conditioned upon book-entry transfer or delivery of the Notes, together with necessary endorsements, to the Paying Agent.

Section 3.06  Repurchase of Notes at the Option of Holders

(a)  Each Noteholder shall have the right, at such holder’s option, to require the Issuer to repurchase all of such holder’s Notes, or any portion thereof that is a multiple of $1,000 principal amount, in cash, on November 1, 2010, November 1, 2015, and November 1, 2020 (each, a "Repurchase Date"), at a repurchase price of 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but excluding, the Repurchase Date; provided that if an interest payment date falls on or prior to the Repurchase Date, then the interest payable on such interest payment date shall be paid to the holders of record of the Notes on the applicable Record Date instead of the holders surrendering the Notes for repurchase on such date.

(b)  On or before the twentieth (20th) Business Day immediately preceding each Repurchase Date, the Issuer shall mail or cause to be mailed to all holders of record on such date (and to beneficial owners as required by applicable law) an Issuer Repurchase Notice as set forth in Section 3.07. The Issuer shall also deliver a copy of the Issuer Repurchase Notice to the Trustee and the Paying Agent at such time as it is mailed to Noteholders. In addition to the mailing of such Issuer Repurchase Notice, the Issuer shall disseminate a press release through Dow Jones & Company, Inc. or Bloomberg Business News containing the information specified in such notice or publish such information in a newspaper of general circulation in The City of New York, on the Guarantor’s web site, or through such other public medium as the Issuer shall deem appropriate at such time.

No failure of the Issuer to give the foregoing notices and no defect therein shall limit the Noteholders’ repurchase rights or affect the validity of the proceedings for the repurchase of the Notes pursuant to this Section 3.06.

(c)  For a Note to be so repurchased at the option of the holder, the holder must deliver to the Paying Agent, during the period beginning at 9:00 a.m., New York City time, on the date that is twenty (20) Business Days prior to the applicable Repurchase Date and ending at 5:00 p.m., New York City time, on the applicable Repurchase Date, (i) a Repurchase Notice in the form set forth on the reverse of the Note duly completed (if the Note is certificated) or stating the following (if the Note is represented by a Global Note): (A) the certificate number of the Note which the holder will deliver to be repurchased (if the Note is certificated) or the appropriate Depositary procedures (if the Note is represented by Global Note), (B) the portion of the principal amount of the Note which the holder will deliver to be repurchased, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000 and (C) that such Note shall be repurchased as of the Repurchase Date pursuant to the terms and conditions specified in the Note and in this Indenture; together with (ii) such Notes duly endorsed for transfer (if the Note if certificated) or book entry transfer of such Note (if such Note is represented by a Global Note). The delivery of such Note to the Paying Agent with, or at any time after delivery of, the Repurchase Notice (together with all necessary endorsements) at the office of the Paying Agent shall be a condition to the receipt by the holder of the repurchase price therefore; provided, however, that such repurchase price shall be so paid pursuant to this Section 3.06 only if the Notes so delivered to the Paying Agent shall conform in all respects to the description thereof in the Repurchase Notice. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note for repurchase shall be determined by the Issuer, whose determination shall be final and binding absent manifest error.

(d)  The Issuer, if so requested, shall repurchase from the holder thereof, pursuant to this Section 3.06, a portion of a Note, if the principal amount of such portion is $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to the repurchase of all of a Note also apply to the repurchase of such portion of such Note.

(e)  Notwithstanding the foregoing, no Notes may be repurchased by the Issuer pursuant to this Section 3.06 if there has occurred and is continuing an Event of Default with respect to the Notes (other than a default in the payment of the repurchase price for the Notes to be repurchased).

(f)  The Paying Agent shall promptly notify the Issuer of the receipt by it of any Repurchase Notice or written notice of withdrawal thereof.

Any repurchase by the Issuer contemplated pursuant to the provisions of this Section 3.06 shall be consummated by the delivery of the consideration to be received by the holder within two (2) Business Days following the later of the Repurchase Date and the time of the book-entry transfer or delivery of the Note. Payment of the repurchase price for a Note for which a Repurchase Notice has been delivered and not withdrawn is conditioned upon book-entry transfer or delivery of the Notes, together with necessary endorsements, to the Paying Agent.

Section 3.07  Issuer Repurchase Notice.

(a)  The Issuer Repurchase Notice, as provided in Section 3.07(b), shall be given to holders in the event of a Fundamental Change, on or before the tenth calendar day after the occurrence of such a Fundamental Change as provided in Section 3.05(b) or not less than twenty (20) Business Days prior to the Repurchase Date as provided in Section 3.06(b) (in either case, the "Issuer Repurchase Notice Date").

(b)  In connection with any repurchase of Notes, the Issuer shall, on the applicable Issuer Repurchase Notice Date, give written notice to holders (with a copy to the Trustee) setting forth information specified in this Section (in either case, the "Issuer Repurchase Notice").

Each Issuer Repurchase Notice shall:

(1) state the repurchase price and the Fundamental Change Repurchase Date or the Repurchase Date to which the Issuer Repurchase Notice relates;

(2) state, if applicable, the circumstances constituting the Fundamental Change;

(3) state that holders must exercise their right to elect to repurchase prior to 5:00 p.m., New York City time, on the Repurchase Date or Fundamental Change Repurchase Date, as the case may be;

(4) include a form of Repurchase Notice;

(5) state the name and address of the Trustee, the Paying Agent and, if applicable, the Exchange Agent;

(6) state that Notes must be surrendered to the Paying Agent to collect the repurchase price and accrued and unpaid interest;

(7) state that a holder may withdraw its Repurchase Notice at any time prior to 5:00 p.m., New York City time, on the Repurchase Date or Fundamental Change Repurchase Date, as the case may be, by delivering a valid written notice of withdrawal in accordance with Section 3.08;

(8) if the Notes are then exchangeable (including at, or in connection with, a Fundamental Change Repurchase Date), state that Notes as to which a Repurchase Notice has been given may be exchanged until 5:00 p.m., New York City time, on the applicable repurchase date (unless the Issuer defaults in the payment of the applicable repurchase price) and only if the Repurchase Notice is withdrawn in accordance with the terms of this Indenture;

(9) state the amount of interest accrued and unpaid per $1,000 principal amount of Notes to, but excluding, the Fundamental Change Repurchase Date or Repurchase Date, as the case may be;

(10) state that, unless the Issuer defaults in making payment of the repurchase price, interest on Notes covered by any Repurchase Notice will cease to accrue on and after the Fundamental Change Repurchase Date or the Repurchase Date, as the case may be;

(11) state the CUSIP number of the Notes, if CUSIP numbers are then in use; and

(12) state the procedures for withdrawing a Repurchase Notice, including a form of notice of withdrawal (as specified in Section 3.08).

An Issuer Repurchase Notice may be given by the Issuer or, at the Issuer’s request, the Trustee shall give such Issuer Repurchase Notice in the Issuer’s name and at the Issuer’s expense; provided, that the text of the Issuer Repurchase Notice shall be prepared by the Issuer.

If any of the Notes is represented by a Global Note, then the Issuer will modify such notice to the extent necessary to accord with the applicable procedures of the Depositary that apply to the repurchase of Global Notes.

(c)  The Issuer will, to the extent applicable, comply with the provisions of Rule 13e-4 and Rule 14e-1 (or any successor provision) under the Exchange Act that may be applicable at the time of the repurchase of the Notes, file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act and comply with all other applicable federal and state securities laws in connection with the repurchase of the Notes.

Section 3.08   Effect of Repurchase Notice; Withdrawal

 Upon receipt by the Paying Agent of the Repurchase Notice specified in Section 3.05 or Section 3.06, the holder of the Note in respect of which such Repurchase Notice was given shall (unless such Repurchase Notice is validly withdrawn in accordance with this Section 3.08) thereafter be entitled to receive solely the repurchase price with respect to such Note. Such repurchase price shall be paid to such holder, subject to receipt of funds and/or Notes by the Paying Agent, within two (2) Business Days following the later of (x) the Fundamental Change Repurchase Date or the Repurchase Date with respect to such Note (provided the holder has satisfied the conditions in Section 3.05 or Section 3.06) and (y) the time of book-entry transfer or delivery of such Note to the Paying Agent by the holder thereof in the manner required by Section 3.05 or Section 3.06.

Notes in respect of which a Repurchase Notice has been given by the holder thereof may not be exchanged pursuant to Article 13 hereof on or after the date of the delivery of such Repurchase Notice unless such Repurchase Notice has first been validly withdrawn.

A Repurchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Repurchase Notice at any time prior to 5:00 p.m., New York City time, on the Fundamental Change Repurchase Date or Repurchase Date, as the case may be, specifying:

(a)  the name of the holder;

(b)  the certificate number(s) of all withdrawn Notes in certificated form or that that the notice of withdrawal complies with appropriate Depositary procedures with respect to all withdrawn Notes represented by a Global Note;

(c)  the principal amount of Notes with respect to which such notice of withdrawal is being submitted, which must be an integral multiple of $1,000; and

(d)  the principal amount of Notes, if any, which remains subject to the original Repurchase Notice and which has been or will be delivered for repurchase by the Issuer.

If a Repurchase Notice is properly withdrawn, the Issuer shall not be obligated to repurchase the Notes listed in such Repurchase Notice.

Section 3.09  Deposit of Repurchase Price

 (a) Prior to 11:00 a.m., New York City time, on the Fundamental Change Repurchase Date or the Repurchase Date, the Issuer shall deposit with the Paying Agent or, if the Issuer is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 4.04 an amount of cash (in immediately available funds if deposited on the Fundamental Change Repurchase Date or the Repurchase Date, as the case may be), sufficient to pay the aggregate repurchase price of all the Notes or portions thereof that are to be repurchased as of the Fundamental Change Repurchase Date or the Repurchase Date, as the case may be.

(b)  If on the Fundamental Change Repurchase Date or the Repurchase Date the Paying Agent holds money sufficient to pay the repurchase price of the Notes that holders have elected to require the Issuer to repurchase in accordance with Section 3.05 or 3.06, as the case may be, then, on the Fundamental Change Repurchase Date or the Repurchase Date, as the case may be, such Notes will cease to be outstanding, interest will cease to accrue and all other rights of the holders of such Notes will terminate, other than the right to receive the repurchase price upon delivery or book-entry transfer of the Note. This will be the case whether or not book-entry transfer of the Note has been made or the Note has been delivered to the Paying Agent.

Section 3.10   Notes Repurchased in Part

 Upon presentation of any Note repurchased only in part, the Issuer shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Issuer, a new Note or Notes, of any authorized denomination, in aggregate principal amount equal to the unrepurchased portion of the Notes presented.

Section 3.11   Repayment to the Issuer

 Subject to Section 11.04, the Paying Agent shall return to the Issuer any cash that remains unclaimed, together with interest, if any, thereon, held by them for the payment of the repurchase price; provided that to the extent that the aggregate amount of cash deposited by the Issuer pursuant to Section 3.09 exceeds the aggregate repurchase price of the Notes or portions thereof which the Issuer is obligated to repurchase as of the Fundamental Change Repurchase Date or the Repurchase Date, as the case may be, then, unless otherwise agreed in writing with the Issuer, promptly after the second Business Day following the Fundamental Change Repurchase Date or the Repurchase Date, as the case may be, the Paying Agent shall return any such excess to the Issuer, together with interest, if any, thereon.

ARTICLE 4
Particular Covenants of the Issuer

Section 4.01  Payment of Principal, Premium and Interest

. The Issuer covenants and agrees that it will duly and punctually pay or cause to be paid when due the principal of (including the redemption price upon redemption or the repurchase price upon repurchase, in each case pursuant to Article 3), and premium, if any, and interest on each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes.

Section 4.02  Maintenance of Office or Agency

. The Issuer will maintain an office or agency in the Borough of Manhattan, The City of New York, where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or for exchange, redemption or repurchase and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. As of the date of this Indenture, such office shall be the Corporate Trust Office and, at any other time, at such other address as the Trustee may designate from time to time by notice to the Issuer. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office.

The Issuer may also from time to time designate co-registrars and one or more offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

The Issuer hereby initially designates the Trustee as Paying Agent, Note Registrar, Custodian, Exchange Agent and Bid Solicitation Agent and the Corporate Trust Office shall be considered as one such office or agency of the Issuer for each of the aforesaid purposes.

So long as the Trustee is the Note Registrar, the Trustee agrees to mail, or cause to be mailed, the notices set forth in Section 7.10(a) and the third paragraph of Section 7.11. If co-registrars have been appointed in accordance with this Section, the Trustee shall mail such notices only to the Issuer and the holders of Notes it can identify from its records.

Section 4.03   Appointments to Fill Vacancies in Trustee’s Office

. The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, upon the terms and conditions and otherwise as provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder.

Section 4.04  Provisions as to Paying Agent

(a)  If the Issuer shall appoint a Paying Agent other than the Trustee, or if the Trustee shall appoint such a Paying Agent, the Issuer will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.04:

(1) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest on the Notes (whether such sums have been paid to it by the Issuer or by any other obligor on the Notes) in trust for the benefit of the holders of the Notes;

(2) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Notes) to make any payment of the principal of and premium, if any, or interest on the Notes when the same shall be due and payable; and

(3) that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

The Issuer shall, on or before each due date of the principal of, premium, if any, or interest on the Notes, deposit with the Paying Agent a sum (in funds which are immediately available on the due date for such payment) sufficient to pay such principal, premium, if any, or interest and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of any failure to take such action; provided that if such deposit is made on the due date, such deposit shall be received by the Paying Agent by 11:00 a.m. New York City time, on such date.

(b)  If the Issuer shall act as its own Paying Agent, it will, on or before each due date of the principal of, premium, if any, or interest on the Notes, set aside, segregate and hold in trust for the benefit of the holders of the Notes a sum sufficient to pay such principal, premium, if any, and interest so becoming due and will promptly notify the Trustee of any failure to take such action and of any failure by the Issuer (or any other obligor under the Notes) to make any payment of the principal of, premium, if any, or interest on the Notes when the same shall become due and payable.

(c)  Anything in this Section 4.04 to the contrary notwithstanding, the Issuer may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Issuer or any Paying Agent hereunder as required by this Section 4.04, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Issuer or any Paying Agent to the Trustee, the Issuer or such Paying Agent shall be released from all further liability with respect to such sums.

(d)  Anything in this Section 4.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 4.04 is subject to Section 11.02 and Section 11.03.

The Trustee shall not be responsible for the actions of any other Paying Agents (including the Issuer if acting as its own Paying Agent) and shall have no control of any funds held by such other Paying Agents.

Section 4.05   Existence

. Subject to Article 10, each of the Issuer and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and rights (charter and statutory); provided that neither the Issuer nor the Guarantor shall be required to preserve any such right if the Issuer or the Guarantor, as applicable, shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer or the Guarantor, as applicable, and that the loss thereof is not disadvantageous in any material respect to the Noteholders.

Section 4.06   [Intentionally Omitted]

Section 4.07   Rule 144A Information Requirement

. Within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), each of the Issuer and the Guarantor covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any holder or beneficial holder of Notes or any shares of Common Stock issued upon exchange thereof which continue to be Restricted Securities in connection with any sale thereof and any prospective purchaser of Notes or such shares of Common Stock designated by such holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any holder or beneficial holder of the Notes or such shares of Common Stock, all to the extent required to enable such holder or beneficial holder to sell its Notes or shares of Common Stock without registration under the Securities Act within the limitation of the exemption provided by Rule 144A.

Section 4.08  .Stay, Extension and Usury Laws

. The Issuer covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Issuer from paying all or any portion of the principal, premium, if any, or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture and the Issuer (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 4.09  .Compliance Certificate

. The Issuer shall deliver to the Trustee, within one hundred twenty (120) calendar days after the end of each fiscal year of the Issuer, a certificate signed by any of the principal executive officer, principal financial officer or principal accounting officer of the General Partner, stating whether or not to the knowledge of the signer thereof the Issuer is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Issuer shall be in default, specifying all such defaults and the nature and the status thereof of which the signer may have knowledge.

The Issuer will deliver to the Trustee, promptly upon becoming aware of (i) any default in the performance or observance of any covenant, agreement or condition contained in this Indenture, or (ii) any Event of Default, an Officers’ Certificate specifying with particularity such default or Event of Default and further stating what action the Issuer has taken, is taking or proposes to take with respect thereto.

Any notice required to be given under this Section 4.09 shall be delivered to a Responsible Officer of the Trustee at its Corporate Trust Office.

Section 4.10  .Additional Interest Notice

. In the event that the Issuer is required to pay Additional Interest to holders of Notes pursuant to the Registration Rights Agreement, the Issuer will provide written notice ("Additional Interest Notice") to the Trustee of its obligation to pay Additional Interest no later than fifteen (15) calendar days prior to the proposed payment date for Additional Interest, and the Additional Interest Notice shall set forth the amount of Additional Interest to be paid by the Issuer on such payment date. The Trustee shall not at any time be under any duty or responsibility to any holder of Notes to determine the Additional Interest, or with respect to the nature, extent or calculation of the amount of Additional Interest when made, or with respect to the method employed in such calculation of the Additional Interest.

ARTICLE 5
Noteholders’ Lists and Reports by the Issuer and the Trustee

Section 5.01  Noteholders’ Lists

. The Issuer covenants and agrees that it will furnish or cause to be furnished to the Trustee, semi-annually, not more than fifteen (15) calendar days after each January 1 and July 1 in each year beginning with January 1, 2006, and at such other times as the Trustee may reasonably request in writing, within thirty (30) calendar days after receipt by the Issuer of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Notes as of a date not more than fifteen (15) calendar days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished by the Issuer to the Trustee so long as the Trustee is acting as the sole Note Registrar.

Section 5.02  Preservation and Disclosure of Lists

(a)  The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Notes contained in the most recent list furnished to it as provided in Section 5.01 or maintained by the Trustee in its capacity as Note Registrar or co-registrar in respect of the Notes, if so acting. The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

(b)  The rights of Noteholders to communicate with other holders of Notes with respect to their rights under this Indenture or under the Notes, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

(c)  Every Noteholder agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of holders of Notes made pursuant to the Trust Indenture Act.

Section 5.03   Reports by Trustee

. (a) Within sixty (60) calendar days after May 15 of each year commencing with the year 2006, the Trustee shall transmit to holders of Notes such reports dated as of May 15 of the year in which such reports are made concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. In the event that no events have occurred under the applicable sections of the Trust Indenture Act the Trustee shall be under no duty or obligation to provide such reports.

(b)  A copy of such report shall, at the time of such transmission to holders of Notes, be filed by the Trustee with each stock exchange and automated quotation system, if any, upon which the Notes are listed and with the Issuer. The Issuer will promptly notify the Trustee in writing if the Notes are listed on any stock exchange or automated quotation system or delisted therefrom.

Section 5.04   Reports by Issuer

. Whether or not the Issuer is subject to Section 13 or 15(d) of the Exchange Act and for so long as any Notes are outstanding, within the time periods required by the applicable rules and regulations of the Commission, the Issuer will furnish to the holders of the Notes, or cause the Trustee to furnish to the holders of the Notes, (1) all quarterly and annual reports that would be required to be filed with the Commission on Forms 10-Q and 10-K if the Issuer or the Guarantor were required to file such reports; and (2) all current reports that would be required to be filed with the Commission on Form 8-K if the Issuer or the Guarantor were required to file such reports. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officers’ Certificate).

ARTICLE 6
Remedies of the Trustee and Noteholders on an Event of Default

Section 6.01   Events of Default

. In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

(a)  default in the payment of the principal of or premium, if any, on any of the Notes as and when the same shall be due and payable at maturity, by acceleration or otherwise, or default in the payment of the redemption price or the repurchase price, in each case, plus accrued and unpaid interest, if any, in connection with any redemption or repurchase pursuant to Article 3; or

(b)  default in the payment of interest upon any of the Notes as and when the same shall be due and payable, and continuance of such default for a period of thirty (30) calendar days; or

(c)  default in the payment of the Exchange Value when due, whether due in cash or cash and shares of Common Stock, as the case may be; or

(d)  the Issuer fails to provide on a timely basis an Issuer Repurchase Notice after the occurrence of a Fundamental Change as provided in Section 3.07(b); or

(e)  failure on the part of the Issuer or the Guarantor to observe or perform any other term, covenant or agreement in the Notes or in this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section 6.01 specifically dealt with) and such failure continues for a period of thirty (30) calendar days after the date on which written notice of such failure, requiring the Issuer or the Guarantor to remedy the same, shall have been given to the Issuer or the Guarantor by the Trustee, or to the Issuer, the Guarantor and a Responsible Officer of the Trustee by the holders of at least twenty-five percent (25%) in aggregate principal amount of the Notes at the time outstanding; or

(f)  a default in the payment of principal when due, or resulting in upon acceleration of, other indebtedness of the Issuer, the Guarantor or any Significant Subsidiary of the Issuer for borrowed money where the aggregate principal amount with respect to which the default or acceleration has occurred exceeds $50.0 million with respect to such indebtedness secured by real property and $25.0 million with respect to all other indebtedness and, in either case, such indebtedness has not been discharged, or such default in payment or acceleration has not been cured or rescinded, prior to written notice of such failure; or

(g)  failure by the Issuer or any of its Subsidiaries to pay final judgments entered by a court or courts of competent jurisdiction aggregating in excess of $5.0 million, which judgments are not paid, discharged or stayed for a period of sixty (60) calendar days after such judgments become final and non-appealable; or

(h)  the Issuer or any of its Significant Subsidiaries pursuant to or under or within meaning of any Bankruptcy Law:

(i)  commences a voluntary case or proceeding seeking liquidation, reorganization or other relief with respect to the Issuer or a Significant Subsidiary of the Issuer or its debts or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Issuer or a Significant Subsidiary of the Issuer or any substantial part of the property of the Issuer or a Significant Subsidiary of the Issuer; or

(ii)  consents to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against the Issuer or a Significant Subsidiary of the Issuer; or

(iii)  consents to the appointment of a custodian of it or for all or substantially of its property; or

(iv)  makes a general assignment for the benefit of creditors; or

(i)  an involuntary case or other proceeding shall be commenced against the Issuer or a Significant Subsidiary of the Issuer seeking liquidation, reorganization or other relief with respect to the Issuer or a Significant Subsidiary of the Issuer or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Issuer or a Significant Subsidiary of the Issuer or any substantial part of the property of the Issuer or a Significant Subsidiary of the Issuer, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) calendar days; or

(j) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(i)  is for relief against the Issuer or any Significant Subsidiary of the Issuer in an involuntary case or proceeding; or

(ii)  appoints a trustee, receiver, liquidator, custodian or other similar official of the Issuer or a Significant Subsidiary of the Issuer or any substantial part of the property of the Issuer or a Significant Subsidiary of the Issuer; or

(iii)  orders the liquidation of the Issuer or any Significant Subsidiary of the Issuer;

and, in each case in this clause (j), the order or decree remains unstayed and in effect for sixty (60) calendar days;

then, and in each and every such case (other than an Event of Default specified in Section 6.01(h), 6.01(i) and 6.01(j)) with respect to the Issuer), unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the holders of at least twenty-five percent (25%) in aggregate principal amount of the Notes then outstanding, by notice in writing to the Issuer (and to the Trustee if given by Noteholders), may declare the principal of and premium, if any, and interest accrued and unpaid on all the Notes to be immediately due and payable, and upon any such declaration the same shall be immediately due and payable.

If an Event of Default specified in Section 6.01(h), 6.01(i) or 6.01(j) occurs with respect to the Issuer, the principal of and premium, if any, and interest accrued and unpaid on all the Notes shall be immediately and automatically due and payable without necessity of further action.

If, at any time after the principal of and premium, if any, and interest on the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, holders of a majority in aggregate principal amount of the Notes then outstanding on behalf of the holders of all of the Notes then outstanding, by written notice to the Issuer and to the Trustee, may waive all defaults or Events of Default and rescind and annul such declaration and its consequences subject to Section 6.07 if: (a) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction; (b) all Events of Default, other than the nonpayment of the principal amount and any accrued and unpaid interest that have become due solely because of such acceleration, have been cured or waived; (c) interest on overdue installments of interest (to the extent that payment of such interest is lawful) and on overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid; and (d) the Issuer has paid the Trustee its reasonable compensation and reimbursed the Trustee for its expenses, disbursements and advances pursuant to Section 7.06. No such rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereon. The Issuer shall notify in writing a Responsible Officer of the Trustee, promptly upon becoming aware thereof, of any Event of Default, as provided in Section 4.09.

In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Issuer, the holders of Notes, and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Issuer, the holders of Notes, and the Trustee shall continue as though no such proceeding had been taken.

Section 6.02  Payments of Notes on Default; Suit Therefor

The Issuer covenants that in the case of an Event of Default pursuant to Section 6.01(a) or 6.01(b), upon demand of the Trustee, the Issuer will pay to the Trustee, for the benefit of the holders of the Notes, (i) the whole amount that then shall be due and payable on all such Notes for principal and premium, if any, or interest, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of accrued and unpaid interest at the rate borne by the Notes, plus 1%, from the required payment date and, (ii) in addition thereto, any amounts due the Trustee under Section 7.06. Until such demand by the Trustee, the Issuer may pay the principal of and premium, if any, and interest on the Notes to the registered holders, whether or not the Notes are overdue.

In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or any other obligor on the Notes and collect in the manner provided by law out of the property of the Issuer or any other obligor on the Notes wherever situated the monies adjudged or decreed to be payable.

In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Issuer or any other obligor on the Notes under any Bankruptcy Law, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or such other obligor, the property of the Issuer or such other obligor, or in the case of any other judicial proceedings relative to the Issuer or such other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal, premium, if any, accrued and unpaid interest in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Noteholders allowed in such judicial proceedings relative to the Issuer or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under Section 7.06, and to take any other action with respect to such claims, including participating as a member of any official committee of creditors, as it reasonably deems necessary or advisable, unless prohibited by law or applicable regulations, and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Noteholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including counsel fees and expenses incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes.

In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Notes, and it shall not be necessary to make any holders of the Notes parties to any such proceedings.

Section 6.03   Application of Monies Collected by Trustee

. Any monies collected by the Trustee pursuant to this Article 6, shall be applied, in the following order, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

FIRST: To the payment of all amounts due the Trustee under Section 7.06;

SECOND: In case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of accrued and unpaid interest, if any, on the Notes in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) as provided in Section 6.02 upon the overdue installments of interest at the annual rate of 1% above the then applicable interest rate, such payments to be made ratably to the Persons entitled thereto;

THIRD: In case the principal of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid to the payment of the whole amount then owing and unpaid upon the Notes for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of accrued and unpaid interest, as provided in Section 6.02, and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and

FOURTH: To the payment of the remainder, if any, to the Issuer or any other Person lawfully entitled thereto.

Section 6.04   Proceedings by Noteholder

. No holder of any Note shall have any right by virtue of or by reference to any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, except in the case of a default in the payment of principal, premium, if any, or interest on the Notes, unless (a) such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, (b) the holders of at least twenty-five percent (25%) in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable security or indemnity as it may require against the costs, liabilities or expenses to be incurred therein or thereby, (c) the Trustee for sixty (60) calendar days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and (d) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.07; it being understood and intended, and being expressly covenanted by the taker and holder of every Note with every other taker and holder and the Trustee, that no one or more holders of Notes shall have any right in any manner whatever by virtue of or by reference to any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Notes, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Notes (except as otherwise provided herein). For the protection and enforcement of this Section 6.04, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Notwithstanding any other provision of this Indenture and any provision of any Note, the right of any holder of any Note to receive payment of the principal of (including the redemption price or repurchase price upon redemption or repurchase pursuant to Article 3) and premium, if any, and accrued interest on such Note, on or after the respective due dates expressed in such Note or in the event of redemption or repurchase, or to institute suit for the enforcement of any such payment on or after such respective dates against the Issuer shall not be impaired or affected without the consent of such holder.

Anything contained in this Indenture or the Notes to the contrary notwithstanding, the holder of any Note, without the consent of either the Trustee or the holder of any other Note, in its own behalf and for its own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, its rights of exchange as provided herein.

Section 6.05   Proceedings by Trustee

In case of an Event of Default, the Trustee may, in its discretion, proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as are necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Section 6.06   Remedies Cumulative and Continuing

 All powers and remedies given by this Article 6 to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Notes to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein, and, subject to the provisions of Section 6.04, every power and remedy given by this Article 6 or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

Section 6.07   Direction of Proceedings and Waiver of Defaults by Majority of Noteholders

 The holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that (a) such direction shall not be in conflict with any rule of law or with this Indenture, (b) the Trustee may take any other action which is not inconsistent with such direction, (c) the Trustee may decline to take any action that would benefit some Noteholder to the detriment of other Noteholders and (d) the Trustee may decline to take any action that would involve the Trustee in personal liability.

The holders of a majority in aggregate principal amount of the Notes at the time outstanding may, on behalf of the holders of all of the Notes, waive any past default or Event of Default hereunder and its consequences except (i) a default in the payment of the principal of, premium, if any, or interest on the Notes, (ii) a failure by the Issuer to exchange any Notes as required by this Indenture, (iii) a default in the payment of the redemption price on the redemption date pursuant to Article 3, (iv) a default in the payment of the repurchase price on the Fundamental Change Repurchase Date or the Repurchase Date pursuant to Article 3 or (v) a default in respect of a covenant or provisions hereof which under Article 9 cannot be modified or amended without the consent of the holders of all Notes then outstanding or each Note affected thereby.

Upon any such waiver, the Issuer, the Trustee and the holders of the Notes shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 6.07, said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

Section 6.08   Notice of Defaults

 The Trustee shall, within ninety (90) calendar days after a Responsible Officer of the Trustee has knowledge of the occurrence of a default, mail to all Noteholders, as the names and addresses of such holders appear upon the Note Register, notice of all defaults known to a Responsible Officer, unless such defaults shall have been cured or waived before the giving of such notice; provided that except in the case of default in the payment of the principal of, or premium, if any, or interest on any of the Notes, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Noteholders.

Section 6.09   Undertaking to Pay Costs

 All parties to this Indenture agree, and each holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 6.09 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than ten percent in principal amount of the Notes at the time outstanding determined in accordance with Section 8.04, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of, or premium, if any, or interest on any Note on or after the due date expressed in such Note or to any suit for the enforcement of the right to exchange any Note in accordance with the provisions of Article 13.

ARTICLE 7
The Trustee

Section 7.01   Duties and Responsibilities of Trustee

 The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of its own affairs.

No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(a)  prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred:

(i)  the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture and the Trust Indenture Act against the Trustee; and

(ii)  in the absence of bad faith and willful misconduct on the part of the Trustee, the Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

(b)  the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless the Trustee was negligent in ascertaining the pertinent facts;

(c)  the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the holders of not less than a majority in principal amount of the Notes at the time outstanding determined as provided in Section 8.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

(d)  whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section;

(e)  the Trustee shall not be liable in respect of any payment (as to the correctness of amount, entitlement to receive or any other matters relating to payment) or notice effected by the Issuer or any Paying Agent (other than the Trustee) or any records maintained by any co-registrar (other than the Trustee) with respect to the Notes;

(f)  if any party fails to deliver a notice relating to an event the fact of which, pursuant to this Indenture, requires notice to be sent to the Trustee, the Trustee may conclusively rely on its failure to receive such notice as reason to act as if no such event occurred unless a Responsible Officer of the Trustee has actual knowledge thereof or unless the Trustee has otherwise received written notice thereof; and

(g)  the Trustee shall not be deemed to have knowledge of any Event of Default hereunder unless a Responsible Officer of the Trustee has actual knowledge thereof or unless the Trustee shall have been notified in writing of such Event of Default by the Issuer or a holder of Notes.

None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Section 7.02   Reliance on Documents, Opinions, etc.

 Except as otherwise provided in Section 7.01:

(a)  the Trustee may conclusively rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon or other paper or document (whether in its original or facsimile form) believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

(b)  any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers’ Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the General Partner;

(c)  the Trustee may consult with counsel of its own selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in reliance on and in accordance with such advice or Opinion of Counsel;

(d)  the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

(e)  the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney;

(f)  the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder;

(g)  the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

(h)  the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder;

(i)  the Trustee may request that the Issuer deliver an Officers’ Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers’ Certificate may be signed by any person authorized to sign an Officers’ Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; and

(j)  any permissive right or authority granted to the Trustee shall not be construed as a mandatory duty.

Section 7.03   No Responsibility for Recitals, etc.

 The recitals contained herein and in the Notes (except in the Trustee’s certificate of authentication) shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Issuer of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

Section 7.04   Trustee, Paying Agents, Exchange Agents, Bid Solicitation Agent or Registrar May Own Notes

 The Trustee, any Paying Agent, the Exchange Agent, the Bid Solicitation Agent, or Note Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, Paying Agent, exchange agent, Exchange Agent, Bid Solicitation Agent or Note Registrar.

Section 7.05   Monies to be Held in Trust

 Subject to the provisions of Section 11.02, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. Except as otherwise provided herein, the Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed in writing from time to time by the Issuer and the Trustee.

Section 7.06   Compensation and Expenses of Trustee

 The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as mutually agreed to from time to time in writing between the Issuer and the Trustee, and the Issuer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, willful misconduct, recklessness or bad faith. The Issuer also covenants to indemnify the Trustee and any predecessor Trustee (or any officer, director or employee of the Trustee), in any capacity under this Indenture and any authenticating agent for, and to hold them harmless against, any and all loss, liability, damage, claim or reasonable expense including taxes (other than taxes based on the income of the Trustee) incurred without negligence, willful misconduct, recklessness or bad faith on the part of the Trustee or such officers, directors, employees or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or in any other capacity hereunder, including the reasonable costs and expenses of defending themselves against any claim (whether asserted by the Issuer, any holder or any other Person) of liability in the premises. The obligations of the Issuer under this Section 7.06 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for reasonable expenses, disbursements and advances shall be secured by a lien prior to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Notes. The obligation of the Issuer under this Section shall survive the satisfaction and discharge of this Indenture.

When the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 6.01(h), 6.01(i) or 6.01(j) with respect to the Issuer occurs, the expenses and the compensation for the services are intended to constitute reasonable expenses of administration under any bankruptcy, insolvency or similar laws.

Section 7.07   Officers’ Certificate as Evidence

 Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence, bad faith, recklessness or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officers’ Certificate delivered to the Trustee.

Section 7.08   Conflicting Interests of Trustee

 If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 7.09   Eligibility of Trustee

 There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50.0 million (or if such Person is a member of a bank holding company system, its bank holding company shall have a combined capital and surplus of at least $50.0 million). If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.09, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 7.10   Resignation or Removal of Trustee

(a)  The Trustee may at any time resign by giving written notice of such resignation to the Issuer and to the holders of Notes. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment sixty (60) calendar days after the mailing of such notice of resignation to the Noteholders, the resigning Trustee may, upon ten Business Days’ notice to the Issuer and the Noteholders, appoint a successor identified in such notice or may petition, at the expense of the Issuer, any court of competent jurisdiction for the appointment of a successor trustee, or, if any Noteholder who has been a bona fide holder of a Note or Notes for at least six months may, subject to the provisions of Section 6.09, on behalf of itself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

(b)  In case at any time any of the following shall occur:

(i)  the Trustee shall fail to comply with Section 7.08 after written request therefor by the Issuer or by any Noteholder who has been a bona fide holder of a Note or Notes for at least six months; or

(ii)  the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Issuer or by any such Noteholder; or

(iii)  the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.09, any Noteholder who has been a bona fide holder of a Note or Notes for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee; provided that if no successor Trustee shall have been appointed and have accepted appointment sixty (60) calendar days after either the Issuer or the Noteholders has removed the Trustee, or the Trustee resigns, the Trustee so removed may petition, at the expense of the Issuer, any court of competent jurisdiction for an appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

(c)  Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 7.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

(d)  Notwithstanding the replacement of the Trustee pursuant to this Section, the Issuer’s obligations under Section 7.06 shall continue for the benefit of the retiring Trustee.

Section 7.11.  Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 7.10 shall execute, acknowledge and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Issuer or of the successor trustee, the trustee ceasing to act shall, upon payment of any amount then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such trustee as such, except for funds held in trust for the benefit of holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 7.06.

No successor trustee shall accept appointment as provided in this Section 7.11 unless, at the time of such acceptance, such successor trustee shall be qualified under the provisions of Section 7.08 and be eligible under the provisions of Section 7.09.

Upon acceptance of appointment by a successor trustee as provided in this Section 7.11, the Issuer (or the former trustee, at the written direction of the Issuer) shall mail or cause to be mailed notice of the succession of such trustee hereunder to the holders of Notes at their addresses as they shall appear on the Note Register. If the Issuer fails to mail such notice within ten (10) calendar days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Issuer.

Section 7.12   Succession by Merger

 Any corporation into which the Trustee may be merged or exchanged or with which it may be consolidated, or any corporation resulting from any merger, exchange or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including any trust created by this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that in the case of any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, such corporation shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09.

In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or any authenticating agent appointed by such successor trustee may authenticate such Notes in the name of the successor trustee; and in all such cases such certificates shall have the full force that is provided in the Notes or in this Indenture; provided that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, exchange or consolidation.

Section 7.13   Preferential Collection of Claims. If and when the Trustee shall be or become a creditor of the Issuer (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Issuer (or any such other obligor).

ARTICLE 8
The Noteholders

Section 8.01   Action by Noteholders
 Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Noteholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Notes voting in favor thereof at any meeting of Noteholders, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders. Whenever the Issuer or the Trustee solicits the taking of any action by the holders of the Notes, the Issuer or the Trustee may fix in advance of such solicitation a date as the record date for determining holders entitled to take such action. The record date, if any, shall be not more than fifteen (15) calendar days prior to the date of commencement of solicitation of such action.

Section 8.02   Proof of Execution by Noteholders

     Subject to the provisions of Sections 7.01 and 7.02, proof of the execution of any instrument by a Noteholder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the registry of such Notes or by a certificate of the Note Registrar.

Section 8.03   Absolute Owners

 The Issuer, the Trustee, any Paying Agent, any exchange agent and any Note Registrar may deem the Person in whose name such Note shall be registered upon the Note Register to be, and may treat it as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Issuer or any Note Registrar) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Note, for exchange of such Note and for all other purposes; and neither the Issuer nor the Trustee nor any Paying Agent nor any exchange agent nor any Note Registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon its order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Note.

Section 8.04   Issuer-Owned Notes Disregarded

 In determining whether the holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes which are owned by the Issuer or any other obligor on the Notes or any Affiliate of the Issuer or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action, only Notes which a Responsible Officer knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 8.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right to vote such Notes and that the pledgee is not the Issuer, any other obligor on the Notes or any Affiliate of the Issuer or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers’ Certificate listing and identifying all Notes, if any, known by the Issuer to be owned or held by or for the account of any of the above described Persons, and, subject to Section 7.01, the Trustee shall be entitled to accept such Officers’ Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination.

Section 8.05   Revocation of Consents; Future Holders Bound

 At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any holder of a Note which is shown by the evidence to be included in the Notes the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the holder of any Note shall be conclusive and binding upon such holder and upon all future holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor.

 ARTICLE 9
Supplemental Indentures

Section 9.01   Supplemental Indentures Without Consent of Noteholders

 The Issuer, when authorized by the resolutions of the Board of Directors, the Guarantor and the Trustee may, from time to time, and at any time enter into an indenture or indentures supplemental without the consent of the holders of the Notes hereto for one or more of the following purposes:

(a)  to evidence a successor to the Issuer and the assumption by that successor of the obligations of the Issuer under this Indenture and the Notes;

(b)  to provide for exchange right of holders of the Notes if any reclassification or change of shares of Common Stock or any consolidation, merger or sale of all or substantially all of the property or assets of the Issuer or the Guarantor;

(c)  to add to the covenants of the Issuer or the Guarantor for the benefit of the holders of the Notes or to surrender any right or power conferred upon the Issuer;

(d)  to secure the obligations of the Issuer and the Guarantor in respect of the Notes;

(e)  to add guarantees;

(f)  to evidence and provide the acceptance of the appointment of a successor Trustee under this Indenture;

(g)  to comply with the requirements of the Commission in order to effect or maintain qualification of this Indenture under the Trust Indenture Act, as contemplated by this Indenture or otherwise;

(h)  to cure any ambiguity, omission, defect or inconsistency in this Indenture or make any other provision with respect to matters or questions arising under this Indenture which the Issuer may deem necessary or desirable and which shall not be inconsistent with provisions of this Indenture; provided that such modification or amendment does not, in the good faith opinion of the Board of Directors, adversely affect the interests of the holders of the Notes in any material respect;

(i)  to add or modify any provision with respect to matters or questions arising under this Indenture which the Issuer and the Trustee may deem necessary or desirable and which will not adversely affect the interests of the holders of the Notes in any material respect; or

(j)  to modify any provision of this Indenture to conform that provision to the description thereof set forth in the Offering Memorandum.

Upon the written request of the Issuer, accompanied by a copy of the resolutions of the Board of Directors certified by the General Partner’s Secretary or Assistant Secretary authorizing the execution of any supplemental indenture, the Trustee is hereby authorized to join with the Issuer and the Guarantor in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Any supplemental indenture authorized by the provisions of this Section 9.01 may be executed by the Issuer, the Guarantor and the Trustee without the consent of the holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 9.02.

Section 9.02   Supplemental Indenture With Consent of Noteholders

With the consent (evidenced as provided in Article 8) of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, the Issuer, when authorized by the resolutions of the Board of Directors, the Guarantor and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided that no such supplemental indenture shall, without the consent of the holder of each Note so affected:

(a)  impair or adversely affect the manner of calculation or rate of accrual of interest on the Notes or change the time of payment thereof;

(b)  make the Note payable in money or securities other than that stated in the note;

(c)  change the Maturity Date;

(d)  reduce the principal amount, redemption price, repurchase price or fundamental change repurchase price with respect to the Notes;

(e)  make any change that impairs or adversely affects the exchange rights of the holders of the Notes;

(f)  make any change that impairs or adversely affects the right to require the Issuer to repurchase the Notes;

(g)  impair the right to institute suit for the enforcement of any payment with respect to the Notes or with respect to exchange of the Notes;

(h)  change the obligation of the Issuer to redeem any Notes called for redemption on a redemption date in a manner adverse to the holders;

(i)  change the obligation of the Issuer to maintain an office or agency in New York City pursuant to Section 4.02;

(j)  make the Notes subordinate in right of payment to any other indebtedness;

(k)  reduce the percentage in aggregate principal amount of Outstanding Notes required to modify or amend this Indenture;or

(l)  modify Section 6.07 or this Section 9.02.

Upon the written request of the Issuer, accompanied by a copy of the resolutions of the Board of Directors certified by the General Partner’s Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Issuer and the Guarantor in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

It shall not be necessary for the consent of the Noteholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

Section 9.03   Effect of Supplemental Indenture

 Any supplemental indenture executed pursuant to the provisions of this Article 9 shall comply with the Trust Indenture Act, as then in effect, provided that this Section 9.03 shall not require such supplemental indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time, if ever, such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time, if ever, such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 9, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the holders of Notes shall thereafter be determined, exercised and enforced hereunder, subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 9.04   Notation on Notes

 Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article 9 may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Issuer’s expense, be prepared and executed by the Issuer, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 15.11) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

Section 9.05   Evidence of Compliance of Supplemental Indenture to be Furnished to Trustee

 Prior to entering into any supplemental indenture pursuant to this Article 9, the Trustee shall be provided with an Officers’ Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article 9 and is otherwise authorized or permitted by this Indenture.

ARTICLE 10
Consolidation, Merger, Sale, Conveyance and Lease

Section 10.01   Issuer May Consolidate on Certain Terms

 Subject to the provisions of Section 10.02, the Issuer shall not, in a single transaction or a series of related transactions, consolidate or merge with or into any other Person or Persons (whether or not affiliated with the Issuer), nor shall the Issuer sell, convey, transfer or lease all or substantially all of the property and assets of the Issuer to any other Person (whether or not affiliated with the Issuer), unless: (i) the Issuer is the continuing entity, or the resulting, surviving or transferee Person (if other than the Issuer) is an entity organized and existing under the laws of the United States of America, any state thereof or the District of Columbia; (ii) upon any such consolidation, merger, sale, conveyance, transfer or lease, the due and punctual payment of the principal of, and premium, if any, and interest on all of the Notes, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or satisfied by the Issuer, shall be expressly assumed by a supplemental indenture reasonably satisfactory in form to the Trustee and all of the obligations of the Issuer under the Registration Rights Agreement shall be expressly assumed by a supplemental agreement, in each case, executed and delivered to the Trustee by the Person (if other than the Issuer) formed by such consolidation, or into which the Issuer shall have been merged, or by the Person that shall have acquired or leased such property, and such supplemental indenture shall provide for the applicable exchange rights set forth in Section 13.06; (iii) if as a result of any such consolidation, merger, sale, conveyance, transfer or lease the Notes become exchangeable into common stock or other securities issued by a Person pursuant to Section 13.01, such Person shall have fully and unconditionally guaranteed all obligations under the Notes and this Indenture as provided in Article 14 hereof; (iv) immediately after giving effect to the transaction described above, no Event of Default or event which, after notice or lapse of time, or both, would become an Event of Default, has occurred and is continuing; and (iv) the Issuer has delivered to the Trustee the Officers’ Certificate and Opinion of Counsel, if any, requested pursuant to Section 15.03.

Section 10.02   Issuer Successor to be Substituted

 In case of any such consolidation, merger, sale, conveyance, transfer or lease in which the Issuer is not the continuing entity and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and reasonably satisfactory in form to the Trustee, of the due and punctual payment of the principal of, and premium, if any, and interest on, all of the Notes, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or satisfied by the Issuer, and by supplemental agreement, executed and delivered to the Trustee and reasonably satisfactory in form to the Trustee, of all of the obligations of the Issuer under the Registration Rights Agreement, such successor Person shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein as the party of this first part, and the Issuer shall be discharged from its obligations under the Notes, this Indenture and the Registration Rights Agreement. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of Essex Portfolio, L.P.

any or all of the Notes, issuable hereunder that theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor Person instead of the Issuer and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes that previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Notes that such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance, transfer or lease, upon compliance with this Article 10 the Person named as the åIssueræ in the first paragraph of this Indenture or any successor that shall thereafter have become such in the manner prescribed in this Article 10 may be dissolved, wound up and liquidated at any time thereafter and such Person shall be discharged from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture and under the Registration Rights Agreement.

In case of any such consolidation, merger, sale, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

Section 10.03  Guarantor May Consolidate on Certain Terms

The Guarantor shall not, in a single transaction or a series of related transactions, consolidate or merge with or into any other Person or Persons (whether or not affiliated with the Guarantor), nor shall the Guarantor sell, convey, transfer or lease all or substantially all of the property and assets of the Guarantor to any other Person (whether or not affiliated with the Guarantor), unless: (i) the Guarantor is the continuing entity, or the resulting, surviving or transferee Person (if other than the Guarantor) is an entity organized and existing under the laws of the United States of America, any state thereof or the District of Columbia; (ii) upon any such consolidation, merger, sale, conveyance, transfer or lease, the obligations of the Guarantor under this Indenture and the Notes shall be expressly assumed by a supplemental indenture reasonably satisfactory in form to the Trustee and all of the obligations of the Guarantor under the Registration Rights Agreement shall be expressly assumed by a supplemental agreement, in each case, executed and delivered to the Trustee by the Person (if other than the Guarantor) formed by such consolidation, or into which the Guarantor shall have been merged, or by the Person that shall have acquired or leased such property; (iii) if as a result of any such consolidation, merger, sale, conveyance, transfer or lease the Notes become exchangeable into common stock or other securities issued by a Person pursuant to Section 13.01, such Person shall have fully and unconditionally guaranteed all obligations under the Notes and this Indenture as provided in Article 14 hereof; (iv) immediately after giving effect to the transaction described above, no Event of Default or event which, after notice or lapse of time, or both, would become an Event of Default, has occurred and is continuing; and (v) the Guarantor has delivered to the Trustee the Officers’ Certificate and Opinion of Counsel, if any, requested pursuant to Section 15.03.

Section 10.04   Guarantor Successor to be Substituted

 In case of any such consolidation, merger, sale, conveyance, transfer or lease in which the Guarantor is not the continuing entity and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and reasonably satisfactory in form to the Trustee, of the Guarantee endorsed upon the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Guarantor, such successor Person shall succeed to and be substituted for such Guarantor, with the same effect as if it had been named herein as the party of this first part, and the Guarantor shall be discharged from its obligations under the Notes, this Indenture and the Registration Rights Agreement. Such successor Person thereupon may cause to be signed the Guarantee to be endorsed upon all of the Notes issuable hereunder which theretofore shall not have been signed by the Guarantor and delivered to the Trustee. The Guarantee so issued shall in all respects have the same legal rank and benefit under this Indenture as the Guarantee theretofore and thereafter issued in accordance with the terms of this Indenture as though such Guarantee had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance, transfer or lease, upon compliance with this Article 10 the Person named as the "Guarantor" in the first paragraph of this Indenture or any successor that shall thereafter have become such in the manner prescribed in this Article 10 may be dissolved, wound up and liquidated at any time thereafter and such Person shall be released from the Guarantee Obligations under this Indenture.

ARTICLE 11
Satisfaction and Discharge of Indenture

Section 11.01   Discharge of Indenture

 This Indenture shall cease to be of further effect (except as to any surviving rights of exchange, registration of transfer or exchange of Notes herein expressly provided for and except as further provided below), and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when (a) either: (1) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 11.04 and (ii) Notes for whose payment money has theretofore been deposited in trust and thereafter repaid to the Issuer as provided in Section 11.04) have been delivered to the Trustee for cancellation; or (2) all such Notes not theretofore delivered to the Trustee for cancellation (i) have become due and payable, whether at the Maturity Date,

Repurchase Date or Fundamental Change Repurchase Date or upon exchange or otherwise, or (ii) are to be called for redemption under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of clause (1) or (2) above, has irrevocably deposited or caused to be irrevocably deposited with the Trustee a Paying Agent or the Exchange Agent (other than the Issuer or any of its Affiliates), as applicable, as trust funds in trust cash and/or shares of Common Stock (as applicable under the terms of the Indenture) in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Maturity Date, redemption date, Repurchase Date or Fundamental Change Repurchase Date, as the case may be; provided, however, that there shall not exist, on the date of such deposit, a default or Event of Default; provided, further, that such deposit shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Issuer is a party or to which the Issuer is bound; (b) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and (c) the Issuer has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Trustee under Section 7.06 shall survive and, if money shall have been deposited with the Trustee pursuant to subclause (2) of clause (a) of this Section, the provisions of Sections 2.05, 2.06, 2.07, 3.05, 3.06, 5.01, Article 13 and this Article 11, shall survive until the Notes have been paid in full.

Section 11.02   Deposited Monies to be Held in Trust by Trustee

 Subject to Section 11.04, all monies deposited with the Trustee pursuant to Section 7.05, shall be held in trust for the sole benefit of the Noteholders, and such monies shall be applied by the Trustee to the payment, either directly or through any Paying Agent (including the Issuer if acting as its own Paying Agent), to the holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest. All moneys deposited with the Trustee pursuant to Section 7.05 (and held by it or any Paying Agent) for the payment of Notes subsequently exchanged shall be returned to the Issuer upon request. The Trustee is not responsible to anyone for interest on any deposited funds except as agreed in writing.

Section 11.03   Paying Agent to Repay Monies Held

     Subject to the provisions of Section 11.04, the Trustee or a Paying Agent shall hold in trust, for the benefit of the Noteholders, all money deposited with it pursuant to Section 11.01 and shall apply the deposited money in accordance with this Indenture and the Notes to the payment of the principal of and interest on the Notes.

Section 11.04   Return of Unclaimed Monies

 The Trustee and each Paying Agent shall pay to the Issuer upon request any money held by them for the payment of principal or interest that remains unclaimed for two years after a right to such money has matured; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment, may, at the expense of the Issuer, either publish in a newspaper of general circulation in The City of New York, or cause to be mailed to each Holder entitled to such money, notice that such money remains unclaimed and that after a date specified therein, which shall be at least thirty (30) calendar days from the date of such mailing or publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. After payment to the Issuer, Holders entitled to money must look to the Issuer for payment as general creditors unless an applicable abandoned property law designates another person, and the Trustee and each Paying Agent shall be relieved of all liability with respect to such money.

Section 11.05   Reinstatement

 If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 11.02 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuer’s obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 11.01 until such time as the Trustee or the Paying Agent is permitted to apply all such money in accordance with Section 11.02; provided that if the Issuer makes any payment of principal of or premium, if any, or interest on any Note following the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

ARTICLE 12
Immunity of Incorporators, Stockholders, Officers and Directors

Section 12.01   Indenture and Notes Solely Corporate Obligations

 Except as otherwise expressly provided in Article 14, no recourse for the payment of the principal of or, premium, if any, or interest on any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Issuer in this Indenture or in any supplemental indenture or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, partner, member, manager, employee, agent, officer, director or subsidiary, as such, past, present or future, of the General Partner, the Issuer or any of the Issuer’s subsidiaries or of any successor thereto, either directly or through the Issuer or any of the Issuer’s subsidiaries or any successor thereto, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

ARTICLE 13
Exchange of Notes

Section 13.01   Right to Exchange

(a)  Subject to the restrictions on ownership of shares of Common Stock as set forth in Section 13.15 and upon compliance with the provisions of this Indenture, on or prior to the close of business on the second Business Day immediately preceding the Maturity Date, the holder of any Notes not previously redeemed or repurchased shall have the right, at such holder’s option, to exchange its Notes, or any portion thereof which is a multiple of $1,000, into cash or, as provided herein, cash and Common Stock, with an aggregate value equal to the Exchange Value, by surrender of such Notes so to be exchanged in whole or in part, together with any required funds, under the circumstances and in the manner described in this Article 13; provided, however, that at any time prior to November 1, 2020, holders may exchange their Notes only upon occurrence of one of the following events:

(i)  Exchange Upon Satisfaction of Market Price Condition. A holder may surrender any of its Notes for exchange during any calendar quarter beginning after December 31, 2005 if the Closing Sale Price of the Common Stock for at least twenty (20) Trading Days (whether or not consecutive) in the period of thirty (30) consecutive Trading Days ending on the last Trading Day of the preceding calendar quarter is more than 125% of the Exchange Price per share of Common Stock in effect on the applicable Trading Day. The Board of Directors will make appropriate adjustments, in its good faith determination, to account for any adjustment to the Exchange Rate that becomes effective, or any event requiring an adjustment to the Exchange Rate where the ex-dividend date of the event occurs, during that thirty (30) consecutive Trading Day period.

The Trustee (or other Exchange Agent appointed by the Issuer) shall, on behalf of the Issuer, determine on a daily basis during the time period specified in this Section 13.01(a)(i) whether the Notes shall be exchangeable as a result of the occurrence of an event specified in this clause (i) and, if the Notes shall be so exchangeable, the Trustee (or other Exchange Agent appointed by the Issuer) shall promptly deliver to the Issuer and the Trustee (if the Trustee is not the Exchange Agent) written notice thereof.

(ii)  Exchange Upon Satisfaction of Trading Price Condition. A holder may surrender any of its Notes for exchange during the five (5) consecutive Trading Day period following any twenty (20) consecutive Trading Days in which the Trading Price per $1,000 principal amount of Notes (as determined following a reasonable request by a holder of the Notes) was less than 98% of the product of the Closing Sale Price of the Common Stock during such period multiplied by the Exchange Rate in effect on the applicable Trading Day.

"Trading Price" means, with respect to a Note on any date of determination, the average of the secondary market bid quotations per $1,000 principal amount of Notes obtained by the Bid Solicitation Agent for $5.0 million principal amount of Notes at approximately 3:30 p.m., New York City time, on such determination date from two independent nationally recognized securities dealers selected by the Issuer, which may include the Initial Purchasers; provided that if at least two such bids cannot reasonably be obtained by the Bid Solicitation Agent, but one such bid can reasonably be obtained by the Bid Solicitation Agent, then one bid shall be used; provided, further, that if the Bid Solicitation Agent cannot reasonably obtain at least one bid for $5.0 million principal amount of Notes from a nationally recognized securities dealer or, in the reasonable judgment of the Issuer, the bid quotations are not indicative of the secondary market value of the Notes, then the Trading Price per $1,000 principal amount of Notes will be deemed to be less than 98% of the product of the Closing Sale Price and the Exchange Rate on such determination date.

The Bid Solicitation Agent shall have no obligation to determine the Trading Price of the Notes unless the Issuer shall have requested such determination, and the Issuer shall have no obligation to make such request unless a holder provides the Issuer with reasonable evidence that the Trading Price per $1,000 principal amount of Notes would be less than 98% of the product of the Closing Sale Price and the applicable Exchange Rate, whereupon the Issuer shall instruct the Bid Solicitation Agent to determine the Trading Price of the Notes beginning on the next Trading Day and on each successive Trading Day until the Trading Price is greater than or equal to 98% of the product of the Closing Sale Price and the applicable Exchange Rate.

(iii)  Exchange Upon Notice of Redemption. A holder may surrender for exchange any of the Notes called for redemption at any time prior to 5:00 p.m., New York City time, on the second Trading Day immediately preceding the redemption date. The right to exchange Notes pursuant to this clause (iii) shall expire after 5:00 p.m., New York City time, on the second Trading Day immediately preceding the redemption date unless the Issuer defaults in making the payment due upon redemption.

(iv)  Exchange Upon Specified Corporate Transactions. If the Guarantor elects to: (1) distribute to all holders of Common Stock rights entitling them to purchase, for a period expiring within sixty (60) calendar days, shares of Common Stock at less than the Closing Sale Price of a share of Common Stock on the Trading Day immediately preceding the declaration date of such distribution; or (2) distribute to all holders of Common Stock assets, debt securities or rights to purchase securities of the Issuer or the Guarantor, which distribution has a per share value exceeding 10% of the Closing Sale Price of a share of Common Stock on the Trading Day immediately preceding the declaration date of such distribution, the Issuer must notify the holders of Notes at least twenty (20) calendar days prior to the ex-dividend date for such distribution. Following the issuance of such notice, holders may surrender their Notes for exchange at any time until the earlier of 5:00 p.m., New York City time, on the Business Day immediately preceding, but not including, the ex-dividend date or an announcement that such distribution will not take place; provided, however, that a holder may not exchange its Notes pursuant to this Section 13.01(a)(iv) if such holder may participate, on an as-exchanged basis, in the distribution without an exchange of Notes. The åex-dividend dateæ means, with respect to any distribution on shares of Common Stock, the first date on which the shares of Common Stock trade regular way on the principal securities market on which the shares of Common Stock are then traded without the right to receive such distribution.

In addition, if the Issuer or the Guarantor is a party to a consolidation, merger, binding share exchange or sale or conveyance of all or substantially all of its respective properties and assets, in each case pursuant to which all of the shares of Common Stock would be exchanged for cash, securities and/or other property that does not also constitute a Fundamental Change, a holder may surrender its Notes for exchange at any time from and including the date that is fifteen (15) Business Days prior to the anticipated effective time of the transaction up to and including five (5) Business Days after the actual date of such transaction. In such case, then, at the effective time of the transaction, the right to exchange a Note into cash and, if applicable, shares of Common Stock will be changed into a right to exchange the Notes into the kind and amount of cash, securities or other property that the holder would have received if the holder had exchanged its Notes immediately prior to the transaction. The Issuer will notify holders of Notes as promptly as practicable following the date such transaction is publicly announced (but in no event less than fifteen (15) Business Days prior to the effective time of such transaction).

(v)  Exchange Upon a Fundamental Change. If a Fundamental Change occurs, a holder of Notes may exchange its Notes at any time beginning fifteen (15) Business Days prior to the date announced by the Issuer as the anticipated Effective Date of the Fundamental Change up to and including the fifth Business Day following the Effective Date of the Fundamental Change, subject to expiration of a holder’s exchange right if such holder has submitted any or all of its Notes for repurchase pursuant to Section 3.05, in which event the exchange right in respect of the Notes subject to repurchase will expire at 5:00 p.m., New York City time, on the Business Day preceding the Fundamental Change Repurchase Date, unless the Issuer defaults in making the payment due upon repurchase. The Issuer will notify holders of the Notes at least twenty (20) Business Days prior to the anticipated Effective Date of the Fundamental Change transaction of such anticipated Effective Date.

(vi)  Exchange Upon Delisting of Common Stock. A holder may surrender for exchange any of its Notes at any time beginning on the first Business Day after the Common Stock has ceased to be listed on a U.S. national or regional securities exchange or quoted on the Nasdaq National Market for a thirty (30) consecutive Trading Day period.

(b)  Whenever the Notes shall become exchangeable pursuant to this Section 13.01, the Issuer or, at the Issuer’s request, the Trustee in the name and at the expense of the Issuer, shall notify the holders of the event triggering such exchangeability in the manner provided in Section 15.03, and the Issuer shall also publicly announce such information and publish it on the Issuer’s web site. Any notice so given shall be conclusively presumed to have been duly given, whether or not the holder receives such notice.

(c)  A Note in respect of which a holder has delivered a Repurchase Notice exercising such holder’s right to require the Issuer to repurchase such Note pursuant to Section 3.05 or 3.06 may be exchanged only if such Repurchase Notice is withdrawn in accordance with Section 3.07 prior to 5:00 p.m., New York City time, on the Repurchase Date or the Fundamental Change Repurchase Date, as applicable.

(d)  A holder of Notes is not entitled to any rights of a holder of Common Stock until such holder has exchanged its Notes and received upon exchange thereof shares of Common Stock, and only to the extent such Notes are deemed to have been exchanged for Common Stock under this Article 13.

Section 13.02   Exercise of Exchange Right; No Adjustment for Interest or Dividends

 In order to exercise the exchange right with respect to any Note in certificated form, the Issuer must receive at the office or agency of the Issuer maintained for that purpose in The City of New York or, at the option of such holder, the Corporate Trust Office, such Note with the original or facsimile of the form entitled "Exchange Notice" on the reverse thereof, duly completed and manually signed, together with such Notes duly endorsed for transfer, accompanied by the funds, if any, required by this Section 13.02. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock which shall be issuable on such exchange shall be issued, and shall be accompanied by transfer or similar taxes, if required pursuant to Section 13.07.

In order to exercise the exchange right with respect to any interest in a Global Note, the beneficial holder must complete, or cause to be completed, the appropriate instruction form for exchange pursuant to the Depositary’s book-entry exchange program; deliver, or cause to be delivered, by book-entry delivery such interest in such Global Note; furnish appropriate endorsements and transfer documents if required by the Issuer or the Trustee or the Exchange Agent; and pay the funds, if any, required by this Section 13.02 and any transfer taxes if required pursuant to Section 13.07.

If the Issuer is required to issue shares of Common Stock upon settlement in accordance with Sections 13.12 and 13.13, if applicable, as promptly as practicable after satisfaction of the requirements for exchange set forth above, subject to compliance with any restrictions on transfer if shares issuable on exchange are to be issued in a name other than that of the Noteholder (as if such transfer were a transfer of the Note or Notes (or portion thereof) so exchanged), and in accordance with the time periods set forth in this Article 13), the Issuer shall issue and shall deliver to such Noteholder at the office or agency maintained by the Issuer for such purpose pursuant to Section 4.02, (i) a certificate or certificates for the number of full shares of Common Stock (if any) issuable upon the exchange of such Note or portion thereof as determined by the Issuer in accordance with the provisions of Sections 13.12 and 13.13 and (ii) a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such exchange, calculated by the Issuer as provided in Section 13.03. The cash, and, if applicable, a certificate or certificates for the number of full shares of Common Stock into which the Notes are exchanged (and cash in lieu of fractional shares) will be delivered to an exchanging holder after satisfaction of the requirements for exchange set forth above, in accordance with this Section 13.02 and Sections 13.12 and, if applicable, 13.13.

Each exchange shall be deemed to have been effected as to any such Note (or portion thereof) on the date on which the requirements set forth above in this Section 13.02 have been satisfied as to such Note (or portion thereof) or, if later, the Determination Date (the :"Exchange Date"), and the Person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such exchange shall be deemed to have become on said date the holder of record of the shares represented thereby; provided that any such surrender on any date when the stock transfer books of the Guarantor shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such exchange shall be at the Exchange Rate in effect on the Exchange Date.

Any Note or portion thereof surrendered for exchange during the period from 5:00 p.m., New York City time, on the Record Date for any interest payment date to 5:00 p.m., New York City time, on the Business Day preceding the applicable interest payment date shall be accompanied by payment, in immediately available funds or other funds acceptable to the Issuer, of an amount equal to the interest otherwise payable on such interest payment date on the principal amount being exchanged; provided that no such payment need be made (1) if a holder exchanges its Notes in connection with a redemption and the Issuer has specified a redemption date that is after a Record Date and on or prior to the corresponding interest payment date, (2) if a holder exchanges its Notes in connection with a Fundamental Change and the Issuer has specified a Fundamental Change Repurchase Date that is after a Record Date and on or prior to the corresponding interest payment date or (3) to the extent of any overdue interest and Additional Interest, if any overdue interest and Additional Interest, as applicable, exists at the time of exchange with respect to such Note. Except as otherwise provided above in this Article 13, no payment or other adjustment shall be made for interest accrued on any Note exchanged or for dividends on any shares issued upon the exchange of such Note as provided in this Article 13. Notwithstanding the foregoing, in the case of Notes submitted for exchange in connection with a Fundamental Change, such Notes shall continue to represent the right to receive the Additional Shares, if any, payable pursuant to Section 13.13, until such Additional Shares are so paid.

Upon the exchange of an interest in a Global Note, the Trustee (or other Exchange Agent appointed by the Issuer), or the Custodian at the direction of the Trustee (or other Exchange Agent appointed by the Issuer), shall make a notation on such Global Note as to the reduction in the principal amount represented thereby. The Issuer shall notify the Trustee in writing of any exchanges of Notes effected through any Exchange Agent other than the Trustee.

Upon the exchange of a Note, the accrued but unpaid interest attributable to the period from the issue date of the Note to the Exchange Date, with respect to the exchanged Note, shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the holder thereof through delivery of cash and, if applicable, shares of Common Stock (together with the cash payment, if any in lieu of fractional shares) in exchange for the Note being exchanged pursuant to the provisions hereof; and the cash and Fair Market Value of any shares of Common Stock (together with any such cash payment in lieu of fractional shares) shall be treated as delivered, to the extent thereof, first in exchange for and in satisfaction of our obligation to pay the principal amount of the exchanged Note and the accrued but unpaid interest through the Exchange Date from the issue date, and the balance, if any, the cash and the Fair Market Value of any Common Stock (and any such cash payment) shall be treated as issued in exchange for and in satisfaction of the right to exchange the Note being exchanged pursuant to the provisions hereof.

In case any Note of a denomination greater than $1,000 shall be surrendered for partial exchange, and subject to Section 2.04, the Issuer shall execute and the Trustee shall authenticate and deliver to the holder of the Note so surrendered, without charge to the holder, a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unexchanged portion of the surrendered Note.

Section 13.03   Cash Payments in Lieu of Fractional Shares

 No fractional shares of Common Stock or scrip certificates representing fractional shares shall be issued upon exchange of Notes. If more than one Note shall be surrendered for exchange at one time by the same holder, the number of full shares that shall be issuable upon exchange shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of stock would be issuable upon the exchange of any Note or Notes, the Issuer shall make an adjustment and payment therefor in cash to the holder of Notes at a price equal to the Closing Sale Price on the Determination Date.

Section 13.04   Exchange Rate

 The Exchange Rate for the Notes is 9.6852 shares of Common Stock per each $1,000 principal amount of the Notes (herein called the "Exchange Rate"), subject to adjustment as provided in Sections 13.05 and 13.13.

Section 13.05   Adjustment of Exchange Rate

 The Exchange Rate shall be adjusted from time to time by the Issuer as follows:

(a)  In case the Guarantor shall hereafter pay a dividend or make a distribution to all or substantially all holders of the outstanding Common Stock in shares of Common Stock, the Exchange Rate shall be increased so that the same shall equal the rate determined by multiplying the Exchange Rate in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution by a fraction,

(i)  the numerator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution plus the total number of shares of Common Stock constituting such dividend or other distribution; and

(ii)  the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination,

such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purpose of this paragraph (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Guarantor. The Guarantor will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Guarantor. If any dividend or distribution of the type described in this Section 13.05(a) is declared but not so paid or made, the Exchange Rate shall again be adjusted to the Exchange Rate that would then be in effect if such dividend or distribution had not been declared.

(b)  In case outstanding shares of Common Stock shall be subdivided or split into a greater number of shares of Common Stock, the Exchange Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exchange Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, so that the holder of any Note thereafter surrendered for exchange shall be entitled to receive thereupon the Exchange Value such holder would have received had it exchanged such Note immediately prior to the happening of such event adjusted as a result of such event, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

(c)  In case the Guarantor shall issue rights or warrants to all or substantially all holders of its outstanding shares of Common Stock entitling them (for a period expiring within sixty (60) calendar days after the date fixed for determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock at a price per share less (or having an exercise or exchange price less) than the Closing Sale Price of the Common Stock on the Business Day immediately preceding the date of announcement of such issuance of such rights or warrants, the Exchange Rate shall be increased so that the same shall equal the rate determined by multiplying the Exchange Rate in effect immediately prior to the date fixed for determination of stockholders entitled to receive such rights or warrants by a fraction,

(i)  the numerator of which shall be the number of shares of Common Stock outstanding on the date fixed for determination of stockholders entitled to receive such rights or warrants plus the total number of additional shares of Common Stock offered (or underlying such convertible, exchangeable or exercisable securities offered) for subscription or purchase, and

(ii)  the denominator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on the date fixed for determination of stockholders entitled to receive such rights or warrants plus the number of shares of Common Stock (or convertible, exchangeable or exercisable securities) that the aggregate offering price of the total number of shares (or convertible, exchangeable or exercisable securities) so offered for subscription or purchase (or the aggregate conversion, exchange or exercise price) would purchase at the Current Market Price on such date.

Such adjustment shall be successively made whenever any such rights or warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for determination of stockholders entitled to receive such rights or warrants; provided, that no adjustment to the Exchange Rate shall be made if the holder will otherwise participate in such distribution without exchange as a result of holding the Notes. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Exchange Rate shall be readjusted to the Exchange Rate that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued, the Exchange Rate shall again be adjusted to be the Exchange Rate that would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Guarantor for such rights or warrants and any amount payable on exercise or exchange thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors.

(d)  In case the Guarantor shall, by dividend or otherwise, distribute to all or substantially all holders of Common Stock shares of any class of capital stock of the Guarantor or evidences of its indebtedness or assets (including securities, but excluding (i) any rights or warrants referred to in Section 13.05(c), (ii) any dividends or distributions paid exclusively in cash, (iii) any dividends or distributions referred to in Section 13.05(a) or (iv) any dividends or distributions in connection with a reclassification, consolidation, merger, binding share exchange or sale to which Section 13.06 applies (any of the foregoing hereinafter in this Section 13.05(d) called the "Securities"), then, in each such case (unless the Guarantor elects to reserve such Securities for distribution to the Noteholders upon the exchange of the Notes so that any such holder exchanging Notes will receive upon such exchange, in addition to the shares of Common Stock to which such holder is entitled, the amount and kind of such Securities which such holder would have received if such holder had exchanged its Notes into Common Stock immediately prior to the record date) the Exchange Rate shall be increased so that the same shall be equal to the rate determined by multiplying the Exchange Rate in effect on the record date with respect to such distribution by a fraction,

(i)  the numerator of which shall be the Current Market Price on such record date; and

(ii)  the denominator of which shall be the Current Market Price on such record date less the Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) on the record date of the portion of the Securities so distributed applicable to one share of Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following such record date; provided that if the then Fair Market Value (as so determined) of the portion of the Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive upon exchange the amount of Securities such holder would have received had such holder exchanged each Note on the record date. If such dividend or distribution is not so paid or made, the Exchange Rate shall again be adjusted to be the Exchange Rate that would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the Fair Market Value of any distribution for purposes of this Section 13.05(d) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price on the applicable record date.

If the dividend or distribution requiring an adjustment pursuant to this Section 13.05(d) consists of capital stock of any class or series, or similar equity interests, of a Subsidiary or other business unit of the Guarantor, for purposes of making such adjustment, (i) the Current Market Price shall be based on the average of the Closing Sale Prices of such securities for the ten Trading Days commencing on and including the fifth Trading Day after the date on which åex-dividend tradingæ commences for such distribution on The New York Stock Exchange or such other national or regional exchange or market on which such securities are then listed or quoted, and (ii) the Fair Market Value of such securities shall be determined as provided herein, measured for the same period.

Rights or warrants distributed by the Guarantor to all or substantially all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Guarantor’s capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 13.05 (and no adjustment to the Exchange Rate under this Section 13.05 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Exchange Rate shall be made under this Section 13.05(d). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Exchange Rate under this Section 13.05 was made, (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Exchange Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants that shall have expired or been terminated without exercise by any holders thereof, the Exchange Rate shall be readjusted as if such rights and warrants had not been issued.

No adjustment of the Exchange Rate shall be made pursuant to this Section 13.05(d) in respect of rights or warrants distributed or deemed distributed on any Trigger Event to the extent that such rights or warrants are actually distributed, or reserved by the Issuer for distribution to holders of Notes upon exchange by such holders of Notes to Common Stock.

For purposes of this Section 13.05(d) and Section 13.05(a) and (c), any dividend or distribution to which this Section 13.05(c) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such shares of Common Stock or rights or warrants (and any Exchange Rate adjustment required by this Section 13.05(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Exchange Rate adjustment required by Sections 13.05(a) and 13.05(d) with respect to such dividend or distribution shall then be made), except (A) the record date of such dividend or distribution shall be substituted as åthe date fixed for the determination of stockholders entitled to receive such dividend or other distributionæ, åthe date fixed for the determination of stockholders entitled to receive such rights or warrantsæ and åthe date fixed for such determinationæ within the meaning of Section 13.05(a) and 13.05(c) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed åoutstanding at the close of business on the date fixed for such determinationæ within the meaning of Section 13.05(a).

(e)  In case the Guarantor shall, by dividend or otherwise, distribute to all or substantially all holders of its Common Stock cash (including any quarterly cash dividend, but excluding (x) any quarterly cash dividend distributed on the Common Stock to the extent the aggregate cash dividend per share of Common Stock in any Fiscal Quarter does not exceed $0.84 (the "dividend threshold amount"), (y) any dividend or distribution in connection with the liquidation, dissolution or winding up of the Guarantor, whether voluntary or involuntary, and (z) any dividend or distribution in connection with a reclassification, consolidation, merger, binding share exchange or sale to which Section 13.06 applies), then, in such case, the Exchange Rate shall be increased so that the same shall equal the rate determined by multiplying the Exchange Rate in effect on the applicable record date by a fraction,

(i)  the numerator of which shall be the Current Market Price on such record date less the dividend threshold amount; and

(ii)  the denominator of which shall be the Current Market Price on such record date less (x) the amount of the excess distribution in the case of a quarterly dividend, or (y) the full amount of cash so distributed (and not excluded as provided above) in all other cases, in each of (x) and (y), as applicable to one share of Common Stock, such adjustment to be effective immediately prior to the opening of business on the day following the record date. If such dividend or distribution is not so paid or made, the Exchange Rate shall again be adjusted to be the Exchange Rate that would then be in effect if such dividend or distribution had not been declared. If any adjustment is required to be made as set forth in this Section 13.05(e) as a result of a distribution that is a quarterly dividend, such adjustment shall be based upon the amount by which such distribution exceeds the amount of the quarterly cash dividend permitted to be excluded pursuant hereto. If an adjustment is required to be made as set forth in this Section 13.05(e) above as a result of a distribution that is not a quarterly dividend, such adjustment shall be based upon the full amount of the distribution.

(f)  In case a tender or exchange offer made by the Guarantor or any Subsidiary of the Guarantor for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of Common Stock having a Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) that as of the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) exceeds the Current Market Price immediately prior to the Expiration Time, the Exchange Rate shall be increased so that the same shall equal the rate determined by multiplying the Exchange Rate in effect immediately prior to the Expiration Time by a fraction,

(i)  the numerator of which shall be the sum of (x) the Fair Market Value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price immediately prior to the Expiration Time, and

(ii)  the denominator of which shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Current Market Price immediately prior to the Expiration Time, such adjustment to become effective immediately prior to the opening of business on the day following the Expiration Time. If the Guarantor is obligated to purchase shares pursuant to any such tender or exchange offer, but the Guarantor is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Exchange Rate shall again be adjusted to be the Exchange Rate that would then be in effect if such tender or exchange offer had not been made.

(g)  For purposes of this Section 13.05, the following terms shall have the meaning indicated:

(i)  "Current Market Price" shall mean the average of the daily Closing Sale Prices per share of Common Stock over the ten consecutive Trading Days ending on the earlier of such date of determination and the day before the åexæ date with respect to the issuance, distribution, subdivision or combination requiring such computation. For purpose of this paragraph, the term åexæ date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades, regular way, on the relevant exchange or in the relevant market from which the Closing Sale Price was obtained without the right to receive such issuance or distribution, and (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades, regular way, on such exchange or in such market after the time at which such subdivision or combination becomes effective.

If another issuance, distribution, subdivision or combination to which Section 13.05 applies occurs during the period applicable for calculating "Current Market Price" pursuant to the definition in the preceding paragraph, "Current Market Price" shall be calculated for such period in a manner determined by the Board of Directors to reflect the impact of such issuance, distribution, subdivision or combination on the Closing Sale Price of the Common Stock during such period.

(ii)  "Fair Market Valueæ"shall mean the amount which a willing buyer would pay a willing seller in an arm’s-length transaction.

(iii)  "record date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or exchanged into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

(iv)  "Trading Day" shall mean (x) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made thereon or (y) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national or regional securities exchange, a day on which the New York Stock Exchange or another national or regional securities exchange is open for business or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(h)  Notwithstanding the adjustments required by Section 13.05(a) through (f) or any other adjustments to the Exchange Rate, including the adjustment required by Section 13.13, the Exchange Rate shall not be adjusted pursuant to such provisions to the extent that such adjustments would reduce the Exchange Price to below $10.00.

(i)  The Issuer may make such increases in the Exchange Rate, in addition to those required by Section 13.05(a) through (f) as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

To the extent permitted by applicable law, the Issuer from time to time may increase the Exchange Rate by any amount for any period of time if the increase is irrevocable during the period and the Board of Directors shall have made a determination that such increase would be in the best interests of the Issuer or the Guarantor, which determination shall be conclusive. Whenever the Exchange Rate is increased pursuant to the preceding sentence, the Issuer shall mail to holders of record of the Notes at least fifteen (15) calendar days prior to the date increased Exchange Rate takes effect, a notice of the increase, and such notice shall state the increased Exchange Rate and the period during which it will be in effect.

(j)  No adjustment in the Exchange Rate will be made: (a) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Issuer or those of the Guarantor and the investment of additional optional amounts in shares of Common Stock under any plan; (b) upon the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director, or consultant benefit plan or program of the Issuer or the Guarantor; (c) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date hereof; (d) for a change in the par value or a change to no par value of the Common Stock; (e) for accrued and unpaid interest (including Additional Interest, if any); or (f) for the issuance of limited partnership interests by the Issuer and the issuance of shares of Common Stock or the payment of cash upon redemption of such limited partnership interests, or the issuance of shares of Common Stock or the payment of cash upon the redemption of any limited partnership interests in any ådown-REIT entitiesæ of the Issuer.

(k)  No adjustment in the Exchange Rate shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such rate; provided that any adjustments that by reason of this Section 13.05(k) are not required to be made shall be carried forward and the Issuer shall make such carry forward adjustments, regardless of whether the aggregate adjustment is less than 1%, upon redemption, upon a Fundamental Change or at maturity, as applicable. All calculations under this Article 13 shall be made by the Issuer and shall be made to the nearest cent or to the nearest one-thousandth (1/1,000) of a share, as the case may be. Except as otherwise provided in this Indenture, no adjustment need be made for any issuance of Common Stock or convertible or exchangeable securities or rights to purchase Common Stock or convertible or exchangeable securities. Interest will not accrue on any cash into which the Notes are exchangeable.

(l)  Whenever the Exchange Rate is adjusted as herein provided, the Issuer shall promptly file with the Trustee and any Exchange Agent other than the Trustee an Officers’ Certificate setting forth the Exchange Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee shall have received such Officers’ Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Exchange Rate and may assume that the last Exchange Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Issuer shall prepare a notice of such adjustment of the Exchange Rate setting forth the adjusted Exchange Rate and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Exchange Rate to the holder of each Note at its last address appearing on the Note Register provided for in Section 2.05 of this Indenture, within twenty (20) calendar days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

(m)  In any case in which this Section 13.05 provides that an adjustment shall become effective immediately after (1) a record date for an event, (2) the date fixed for the determination of stockholders entitled to receive a dividend or distribution pursuant to Section 13.05(a), (3) a date fixed for the determination of stockholders entitled to receive rights or warrants pursuant to Section 13.05(c), or (4) the Expiration Time for any tender or exchange offer pursuant to Section 13.05(f), (each, an "Adjustment Determination Date"), the Issuer may elect to defer until the occurrence of the applicable Adjustment Event (as hereinafter defined) (x) issuing to the holder of any Note exchanged after such Adjustment Determination Date and before the occurrence of such Adjustment Event, the additional shares of Common Stock or other securities issuable upon such exchange by reason of the adjustment required by such Adjustment Event over and above the cash and, if applicable, Common Stock issuable upon such exchange before giving effect to such adjustment and (y) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 13.03. For purposes of this Section 13.05(m), the term "Adjustment Event" shall mean:

(i)  in any case referred to in clause (1) hereof, the occurrence of such event,

(ii)  in any case referred to in clause (2) hereof, the date any such dividend or distribution is paid or made,

(iii)  in any case referred to in clause (3) hereof, the date of expiration of such rights or warrants, and

(iv)  in any case referred to in clause (4) hereof, the date a sale or exchange of Common Stock pursuant to such tender or exchange offer is consummated and becomes irrevocable.

(n)  For purposes of this Section 13.05, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Guarantor but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Guarantor will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Guarantor.

(o)  If, in connection with any adjustment to the Exchange Rate as set forth in this Section 13.05, a Holder shall be deemed for U.S. federal tax purposes to have received a distribution or an additional interest payment, the Issuer may set off any withholding tax it or the Guarantor is required to collect with respect to any such deemed distribution or payment against cash payments of interest in accordance with Section 2.03 or from cash and shares of Common Stock, if any, otherwise deliverable to a Holder upon an exchange of Notes in accordance with the provisions of Section 13.12 hereof or a redemption or repurchase of a Note in accordance with the provisions of Section 3.01, 3.05 or 3.06 hereof.

(p)  No adjustment to the Exchange Rate shall be made pursuant to this Section 13.05 if the holders of the Notes may participate, on an as exchanged basis, in the transaction that would otherwise give rise to adjustment pursuant to this Section 13.05.

Section 13.06   Change in Exchange Right Upon Certain Reclassifications, Business Combinations and Asset Sales

(a)  If any of the following shall occur (including as a result of a Fundamental Change), namely: (i) any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); (ii) any consolidation, combination, merger or share exchange to which the Issuer or the Guarantor is a party other than a merger in which the Issuer or the Guarantor is the resulting or surviving corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of Common Stock; or (iii) any sale or conveyance of all or substantially all of the properties and assets of the Issuer or the Guarantor, then the Issuer or the Guarantor, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, share exchange, sale or conveyance, execute and deliver to the Trustee a supplemental indenture providing that the holder of each Note then outstanding shall have the right to exchange such Note into the kind and amount of cash, securities or other property (the "Applicable Consideration") receivable upon such reclassification, change, consolidation, merger, share exchange, sale or conveyance by a holder of the number of shares of Common Stock equal to the Exchange Rate of such Note immediately prior to such reclassification, change, consolidation, merger, share exchange, sale or conveyance. Such supplemental indenture shall (a) provide for adjustments of the Exchange Rate which shall be as nearly equivalent as may be practicable to the adjustments of the Exchange Rate provided for in this Article 13, including, without limitation, the provisions of Sections 13.12 and 13.13, (b) set forth appropriate modifications to the means of determining the Exchange Value and settlement provisions specified in this Article 13 so as to be nearly equivalent to such provisions as may be practicable and (c) specify the Exchange Rate immediately after such transactions. If, in the case of any such consolidation, merger, share exchange, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Common Stock includes shares of capital stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, share exchange, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the holders of the Notes as the Board of Directors shall reasonably consider necessary by reason of the foregoing. Notwithstanding the foregoing, a distribution by the Guarantor to all or substantially all holders of Common Stock for which an adjustment to the Exchange Rate or provision for exchange of the Notes may be made pursuant to Section 13.05 shall not be deemed to be a sale or conveyance of all or substantially all of the properties and assets of the Guarantor for purposes of this Section 13.06.

(b)  In the event the Issuer or Guarantor shall execute a supplemental indenture pursuant to this Section 13.06, the Issuer or Guarantor shall promptly file with the Trustee an Opinion of Counsel stating that such supplemental indenture is authorized or permitted by this Indenture and an Officers’ Certificate briefly stating the reasons therefor, the kind or amount of cash, securities or other property receivable by holders of the Notes upon the exchange of their Notes after any such reclassification, change, consolidation, merger, share exchange, sale or conveyance, any adjustment to be made with respect thereto and that all conditions precedent have been complied with.

(c)  In the event holders of shares of Common Stock have the opportunity to elect the form of consideration to be received in such reclassification, change, consolidation, merger, share exchange, sale or conveyance, the Issuer or the Guarantor shall make adequate provision whereby the holders of the Notes shall have a reasonable opportunity to determine the form of consideration into which the Notes shall be exchangeable from and after the effective date of such transaction, in each case, for purposes of all outstanding Notes, treated as a single class.

(d)  If this Section 13.06 applies to any event or occurrence, Section 13.05 shall not apply. The provisions of this Section 13.06 shall similarly apply to successive consolidations, mergers, share exchanges, sales or conveyances.

Section 13.07   Taxes on Shares Issued

 The issue of stock certificates, if any, on exchange of Notes shall be made without charge to the exchanging Noteholder for any documentary, stamp or similar issue or transfer tax in respect of the issue thereof. The Issuer shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Note exchanged, and the Issuer shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Issuer the amount of such tax or shall have established to the satisfaction of the Issuer that such tax has been paid.

Section 13.08   Reservation of Shares, Shares to be Fully Paid; Compliance with Governmental Requirements; Listing of Common Stock

 The Guarantor shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for the exchange of the Notes as required by this Indenture from time to time as such Notes are presented for exchange.

Before taking any action which would cause an adjustment increasing the Exchange Rate to an amount that would cause the Exchange Price to be reduced below the then par value, if any, of the shares of Common Stock issuable, if any, upon exchange of the Notes, the Guarantor will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Guarantor may validly and legally issue shares of such Common Stock at such adjusted Exchange Rate.

The Guarantor covenants that all shares of Common Stock which may be issued upon exchange of Notes will upon issue be fully paid and non-assessable by the Guarantor and free from all taxes, liens and charges with respect to the issue thereof.

The Guarantor covenants that, if any shares of Common Stock to be provided for the purpose of exchange of Notes hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon exchange, the Guarantor will in good faith and as expeditiously as possible, to the extent then permitted by the rules and interpretations of the Commission (or any successor thereto), endeavor to secure such registration or approval, as the case may be.

The Guarantor further covenants that, if at any time the Common Stock shall be listed on The New York Stock Exchange or any other national or regional securities exchange or automated quotation system, the Guarantor will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon exchange of the Notes; provided that if the rules of such exchange or automated quotation system permit the Guarantor to defer the listing of such Common Stock until the first exchange of the Notes in accordance with the provisions of this Indenture, the Guarantor covenants to list such Common Stock issuable upon exchange of the Notes in accordance with the requirements of such exchange or automated quotation system at such time.

Section 13.09   Responsibility of Trustee

 The Trustee and any other Exchange Agent shall not at any time be under any duty or responsibility to any holder of Notes to determine the Exchange Rate or whether any facts exist which may require any adjustment of the Exchange Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other Exchange Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any capital stock, other securities or other assets or property, which may at any time be issued or delivered upon the exchange of any Note; and the Trustee and any other Exchange Agent make no representations with respect thereto. Neither the Trustee nor any Exchange Agent shall be responsible for any failure of the Issuer to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of exchange or to comply with any of the duties, responsibilities or covenants of the Issuer contained in this Article 13. Without limiting the generality of the foregoing, neither the Trustee nor any Exchange Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 13.06 relating either to the kind or amount of shares of capital stock or other securities or other assets or property (including cash) receivable by Noteholders upon the exchange of their Notes after any event referred to in such Section 13.06 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 7.01, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers’ Certificate (which the Issuer shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto. The Trustee shall not at any time be under any duty or responsibility to any holder of Notes to determine the accuracy of the method employed in calculating the Trading Price or whether any facts exist which may require any adjustment of the Trading Price.

Section 13.10  Notice to Holders Prior to Certain Actions

 In case:

(a)  the Guarantor shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Exchange Rate pursuant to Section 13.05; or

(b)  the Guarantor shall authorize the granting to the holders of all or substantially all of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

(c)  of any reclassification or reorganization of the Common Stock (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation, combination, merger or share exchange to which the Issuer or the Guarantor is a party and for which approval of any stockholders of the Guarantor is required, or of the sale or transfer of all or substantially all of the assets of the Guarantor; or

(d)  of the voluntary or involuntary dissolution, liquidation or winding up of the Guarantor;

the Issuer shall cause to be filed with the Trustee and to be mailed to each holder of Notes at its address appearing on the Note Register provided for in Section 2.05 of this Indenture, as promptly as possible but in any event at least ten (10) calendar days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

Section 13.11   Stockholder Rights Plans

 If the rights provided for in the Guarantor’s Rights Agreement dated as of November 11, 1998 or in any future rights plan adopted by the Guarantor have separated from the shares of Common Stock in accordance with the provisions of the applicable stockholder rights agreement so that the holders of the Notes would not be entitled to receive any rights in respect of Common Stock issuable upon exchange of the Notes, if any, the Exchange Rate will be adjusted as provided in Section 13.05(d).

Section 13.12  Settlement Upon Exchange

(a)  Upon exchange of any Notes, subject to Sections 13.01, 13.02, 13.06 and this Section 13.12, the Issuer shall satisfy its obligation upon exchange (the "Exchange Obligation") by payment and delivery of cash and, if applicable as provided herein, shares of Common Stock, the aggregate value of which (the "Exchange Value"), for each $1,000 aggregate principal amount of Notes so exchanged, shall be equal to the product of:

(i)  the Exchange Rate in effect on the Exchange Date; and

(ii)  the average of the daily Volume Weighted Average Price of the Common Stock for each of the twenty (20) consecutive Trading Days (appropriately adjusted to take into account the occurrence during such period of stock splits and similar events) beginning on the second Trading Day immediately following the Business Day the Notes are tendered for exchange (the "Twenty Day Weighted Average Price"). The "Volume Weighted Average Price" per share of the Common Stock on any Trading Day will be the volume weighted average price on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on the principal U.S. national or regional securities exchange, the Nasdaq National Market or over-the-counter market on which the Common Stock is then listed or traded, from 9:30 a.m. to 4:00 p.m. (New York City time) on that Trading Day as displayed by Bloomberg (or if such volume weighted average price is not available, the market value of one share on such Trading Day as the Board of Directors determine in good faith using a volume weighted method).

(b)  The Issuer shall deliver the Exchange Value of the Notes surrendered for exchange to exchanging holders as follows:

(i)  an amount in cash (the "Principal Return") equal to the lesser of (A) the aggregate Exchange Value of the Notes to be exchanged and (B) the aggregate principal amount of the Notes to be exchanged;

(ii)  if the aggregate Exchange Value of the Notes to be exchanged is greater than the Principal Return, an amount in cash (the "Net Cash Amount") or, at the election of the Issuer, an amount in whole shares of Common Stock (the "Net Shares Amount"), determined pursuant to Section 13.12(c), or a combination thereof equal to such aggregate Exchange Value less the Principal Return (the "Net Amount"); and

(iii)  an amount in cash in lieu of any fractional shares of Common Stock.

(c)  The Net Shares Amount to be paid will be determined by dividing the portion of the Net Amount to be paid in shares of Common Stock by the Twenty Day Weighted Average Price. The cash payment for fractional shares also will be based on the Twenty Day Weighted Average Price.

(d)  The Exchange Value, Principal Return, Net Cash Amount, Net Shares Amount and the Net Amount will be determined by the Issuer at the end of the twenty (20) consecutive Trading Days beginning on the second Trading Day immediately following the day the Notes are tendered for exchange (the "Determination Date"); provided that with respect to any Notes surrendered for exchange pursuant to Section 13.01(a)(iv) and which are subject to Section 13.13, the Determination Date shall be the last Trading Day in the period on which the applicable Stock Price is determined (pursuant to the definition thereof) in connection with the determination of Additional Shares, if any, to be added to the Exchange Rate. Prior to 5:00 p.m., New York City time, on the second Trading Day following the day on which Notes are tendered for exchange, the Issuer will notify holders of such Notes of the Issuer’s election to pay cash for all or a portion of the Net Amount and, if applicable, the percentage of the Net Amount that the Issuer will pay as the Net Cash Amount and the Net Shares Amount or, in lieu of such percentage, the total Net Amount payable as the Net Cash Amount.

(e)  Payment of the cash and Net Amount, if any, in satisfaction of the Exchange Obligation shall be made by the Issuer as promptly as practicable following the Determination Date, but in no event later than three Business Days thereafter (the "Exchange Settlement Date") by paying in cash the Principal Return, the Net Cash Amount and any cash in lieu of fractional shares to the holder of a Note surrendered for exchange, or such holder’s nominee or nominees, and issue, or cause to be issued, and deliver to the Exchange Agent or to such holder, or such holder’s nominee or nominees, certificates or a book-entry transfer through the Depositary for the number of full shares of Common Stock equal to the Net Shares Amount, if any, to which such holder shall be entitled as part of such Exchange Obligation.

(f)  If a holder tenders Notes for exchange after the earlier of the Effective Date of a Fundamental Change transaction and the record date for receiving distributions in connection with such transaction, the Exchange Value of each Note will be determined based on the Applicable Consideration that a holder of a number of shares of Common Stock equal to the Exchange Value would have owned or been entitled to receive in such transaction; provided, that if such earlier date is the record date, a holder will receive the Exchange Value on the actual Effective Date of the Fundamental Change transaction.

Section 13.13  Exchange Rate Adjustment After Certain Fundamental Changes

(a)  Subject to the provisions hereof, if a Noteholder elects to exchange its Notes pursuant to Section 13.01(a)(v) following the occurrence of a transaction described in clause (1) or (2) of the definition of Fundamental Change that occurs on or prior to November 4, 2010, the Issuer will increase the applicable Exchange Rate for the Notes so surrendered for exchange (the "Additional Shares") as specified below; provided, that the Additional Shares will only be payable as set forth below. An exchange of Notes will be deemed for these purposes to be åin connection withæ such a Fundamental Change, subject to Section 13.14, if the Exchange Notice is received by the Exchange Agent from and including the date that is fifteen (15) Business Days prior to the anticipated effective date of the Fundamental Change until and including the fifth Business Day following the Effective Date (as defined below). The Issuer will notify holders of the Notes at least twenty (20) Business Days prior to the anticipated effective date of the Fundamental Change transaction of such anticipated effective date and whether the Issuer elects, if such transaction is also a Public Acquirer Change of Control, to modify the Exchange Obligation in lieu of increasing the Exchange Rate.

(b)  The number of Additional Shares will be determined by reference to the table in paragraph (e) below and is based on the date on which the Fundamental Change becomes effective (the "Effective Date") and the price paid per share of the Common Stock in the Fundamental Change transaction (the "Stock Price"). If holders of the Common Stock receive only cash in the Fundamental Change Transaction, the Stock Price will equal the cash amount paid per share. In all other cases, the Stock Price will equal the average of the Closing Sale Price of the Common Stock over the ten consecutive Trading Day period ending on the Trading Day immediately preceding the Effective Date.

(c)  The Stock Prices set forth in the first column of the table below shall be adjusted as of any date on which the Exchange Rate of the Notes is adjusted pursuant to Section 13.13 (and other than any increase to the Exchange Rate for a Fundamental Change as set forth in this Section 13.13). The adjusted Stock Prices will equal the Stock Prices applicable immediately prior to such adjustment, multiplied by a fraction, (i) the numerator of which is the Exchange Rate immediately prior to the adjustment giving rise to the Stock Price adjustment and (ii) the denominator of which is the Exchange Rate as so adjusted.

(d)  The number of Additional Shares will be adjusted in the same manner and for the same events as the Exchange Rate is adjusted pursuant to Section 13.05.

(e)  The following table sets forth the Stock Price and number of Additional Shares issuable per $1,000 principal amount of Notes:

	Effective Date
Stock Price	October 25, 2005	November 1, 2006	November 1, 2007	November 1, 2008	November 1, 2009	November 4, 2010
$ 87.39	1.95	2.12	2.09	2.03	1.96	0.00
$ 90.00	1.75	1.91	1.86	1.79	1.69	0.00
$ 95.00	1.42	1.57	1.50	1.41	1.26	0.00
$100.00	1.16	1.28	1.21	1.10	0.93	0.00
$105.00	0.94	1.05	0.98	0.86	0.69	0.00
$110.00	0.76	0.87	0.79	0.68	0.51	0.00
$115.00	0.62	0.72	0.64	0.53	0.38	0.00
$120.00	0.50	0.59	0.52	0.42	0.29	0.00
$125.00	0.40	0.49	0.43	0.34	0.23	0.00
$130.00	0.33	0.41	0.35	0.28	0.19	0.00
$135.00	0.26	0.35	0.30	0.23	0.16	0.00
$140.00	0.21	0.30	0.25	0.20	0.14	0.00
$145.00	0.17	0.26	0.22	0.17	0.13	0.00
$150.00	0.13	0.22	0.19	0.15	0.12	0.00
$155.00	0.10	0.19	0.16	0.14	0.12	0.00
$160.00	0.08	0.17	0.15	0.12	0.11	0.00
$165.00	0.06	0.15	0.13	0.12	0.11	0.00
$170.00	0.05	0.14	0.12	0.11	0.11	0.00

(f)  If the exact Stock Price and Effective Date are not set forth on the table above, then:

(i)  If the Stock Price is between two Stock Price amounts in the table or the Effective Date is between two Effective Dates in the table, the number of Additional Shares will be determined by a straight-line interpolation between the number of Additional Shares set forth for the higher and lower Stock Price amounts and the two dates, as applicable, based on a 365-day year.

(ii)  If the Stock Price is in excess of $170.00 per share, subject to adjustment, the Issuer shall not increase the Exchange Rate by any Additional Shares.

(iii)  If the Stock Price is less than $87.39 per share, subject to adjustment, the Issuer shall not increase the Exchange Rate by any Additional Shares.

Section 13.14  Exchange Right After Public Acquirer Change of Control

(a)  Notwithstanding the foregoing, in lieu of adjusting the Exchange Rate as set forth in Section 13.13, in the case of a Public Acquirer Change of Control, the Issuer may, at any time prior to the twentieth Business Day immediately preceding the proposed Effective Date of the Public Acquirer Change of Control, irrevocably elect to change the Exchange Obligation with respect to the Notes into an obligation to deliver, upon exchange of the Notes, cash and shares of Public Acquirer Common Stock, if any, equal to the Exchange Value in the same manner as the Issuer would otherwise be required to satisfy the Exchange Obligation pursuant to Section 13.12 in respect of the shares of Common Stock. If the Issuer makes such an election, the Exchange Rate at the Effective Date of the Public Acquirer Change of Control will be a number of shares of Public Acquirer Common Stock equal to the Exchange Rate in effect immediately before the Effective Date of the Public Acquirer Change of Control multiplied by a fraction:

(i)  the numerator of which will be (1) in the case of a share exchange, consolidation, merger, or binding share exchange pursuant to which the shares of Common Stock are converted into cash, securities, or other property, the value of all cash, securities, and other property (as determined by the Board of Directors) paid or payable per share of Common Stock or (2) in the case of any other Public Acquirer Change of Control, the average of the Closing Sale Price of the Common Stock for the five consecutive Trading Days prior to but excluding the Effective Date of such Public Acquirer Change of Control; and

(ii)  the denominator of which will be the average of the Closing Sale Prices of the Public Acquirer Common Stock for the five consecutive Trading Days commencing on the Trading Day next succeeding the Effective Date of such Public Acquirer Change of Control.

(b)  If the Issuer elects to adjust the Exchange Rate and Exchange Obligation in connection with a Public Acquirer Change of Control pursuant to Section 13.14(a), the Issuer must send holders of Notes written notice not later than twenty (20) Business Days prior to but excluding the expected Effective Date of the Public Acquirer Change of Control. If the Issuer makes such an election, holders who tender their Notes for exchange will not have the right to receive Additional Shares pursuant to Section 13.13.

Section 13.15   Ownership Limit; Withholding Tax

(a)  Notwithstanding any other provision of the Notes, no holders of Notes shall be entitled to receive shares of Common Stock upon an exchange of Notes to the extent that receipt of such shares would cause such holder (together with such Holder’s Affiliates) to exceed the ownership limit contained in the Charter of the Guarantor. In such case, such holder shall be entitled to receive cash in an amount equal to the Exchange Value.

(b)  At the Maturity Date or upon earlier redemption or repurchase of the Notes or otherwise, and as otherwise required by law, the Issuer may deduct and withhold from the amount of consideration otherwise deliverable to the Holder the amount required to be deducted and withheld under applicable law.

Section 13.16   Calculation In Respect of Notes

. Except as otherwise specifically stated herein or in the Notes, all calculations to be made in respect of the Notes shall be the obligation of the Issuer. All calculations made by the Issuer or its agent as contemplated pursuant to the terms hereof and of the Notes shall be made in good faith and be final and binding on the Notes and the holders of the Notes absent manifest error. The Issuer shall provide a schedule of calculations to the Trustee, and the Trustee shall be entitled to rely upon the accuracy of the calculations by the Issuer without independent verification. The Trustee shall forward calculations made by the Issuer to any Holder of Notes upon request.

ARTICLE 14
Guarantee

Section 14.01   Guarantee

     By its execution hereof, the Guarantor acknowledges and agrees that it receives substantial benefits from the Issuer and that the Guarantor is providing its Guarantee for good and valuable consideration, including, without limitation, such substantial benefits. Accordingly, subject to the provisions of this Article 14, the Guarantor hereby unconditionally guarantees to each holder of a Note authenticated and delivered by the Trustee and its successors and assigns that: (i) the principal of, premium, if any, and interest and Additional Interest, if any, on the Notes shall be duly and punctually paid in full when due, whether at maturity, by acceleration, call for redemption, upon a repurchase, upon repurchase due to a Fundamental Change or otherwise, and interest on overdue principal, premium, if any, Additional Interest, if any, and (to the extent permitted by law) interest on any interest, if any, on the Notes and all other obligations of the Issuer to the holders or the Trustee hereunder or under the Notes (including fees, expenses or other) shall be promptly paid in full or performed, all in accordance with the terms hereof; and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration, call for redemption, upon repurchase, upon repurchase due to a Fundamental Change or otherwise, subject, however, in the case of clauses (i) and (ii) above, to the limitations set forth in Section 14.03 hereof (collectively, the "Guarantee Obligations").

Subject to the provisions of this Article 14, the Guarantor hereby agrees that its Guarantee hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any holder of the Notes with respect to any thereof, the entry of any judgment against the Issuer, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby waives and relinquishes: (a) any right to require the Trustee, the holders or the Issuer (each, a "Benefited Party") to proceed against the Issuer or any other Person or to proceed against or exhaust any security held by a Benefited Party at any time or to pursue any other remedy in any secured party’s power before proceeding against the Guarantor; (b) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or Persons or the failure of a Benefited Party to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other Person or Persons; (c) demand, protest and notice of any kind (except as expressly required by this Indenture), including but not limited to notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of the Guarantor, the Company, any Benefited Party, any creditor of the Guarantor or the Company or on the part of any other Person whomsoever in connection with any obligations the performance of which are hereby guaranteed; (d) any defense based upon an election of remedies by a Benefited Party, including but not limited to an election to proceed against the Guarantor for reimbursement; (e) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (f) any defense arising because of a Benefited Party’s election, in any proceeding instituted under the Bankruptcy Law, of the application of Section 1111(b)(2) of the Bankruptcy Code; and (g) any defense based on any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code. The Guarantor hereby covenant that, except as otherwise provided therein, the Guarantee shall not be discharged except by payment in full of all Guarantee Obligations, including the principal, premium, if any, and interest on the Notes and all other costs provided for under this Indenture or as provided in Article 7.

If any holder or the Trustee is required by any court or otherwise to return to either the Issuer or the Guarantor, or any trustee or similar official acting in relation to either the Issuer or the Guarantor, any amount paid by the Issuer or the Guarantor to the Trustee or such holder, the Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any Guarantee Obligations hereby until payment in full of all such obligations guaranteed hereby. The Guarantor agrees that, as between it, on the one hand, and the holders of Notes and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 hereof for the purposes hereof, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guarantee Obligations, and (y) in the event of any acceleration of such obligations as provided in Article 6 hereof, such Guarantee Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of the Guarantee.

Section 14.02  Execution and Delivery of Guarantee

 To evidence the Guarantee set forth in Section 14.01 hereof, the Guarantor agrees that a notation of the Guarantee substantially in the form included in Exhibit A hereto shall be endorsed on each Note authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of the Guarantor by an officer of the Guarantor.

The Guarantor agrees that the Guarantee set forth in this Article 14 shall remain in full force and effect and apply to all the Notes notwithstanding any failure to endorse on each Note a notation of the Guarantee.

If an officer whose facsimile signature is on a Note or a notation of Guarantee no longer holds that office at the time the Trustee authenticates the Note on which the Guarantee is endorsed, the Guarantee shall be valid nevertheless.

The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of the Guarantor.

Section 14.03  Limitation of Guarantor’s Liability; Certain Bankruptcy Events.

(a)  The Guarantor, and by its acceptance hereof each holder, hereby confirms that it is the intention of all such parties that the Guarantee Obligations of the Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the holders and the Guarantor hereby irrevocably agree that the Guarantee Obligations of the Guarantor under this Article 14 shall be limited to the maximum amount as shall, after giving effect to all other contingent and fixed liabilities of the Guarantor, result in the Guarantee Obligations of the Guarantor under the Guarantee not constituting a fraudulent transfer or conveyance.

(b)  The Guarantor hereby covenants and agrees, to the fullest extent that it may do so under applicable law, that in the event of the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Issuer, the Guarantor shall not file (or join in any filing of), or otherwise seek to participate in the filing of, any motion or request seeking to stay or to prohibit (even temporarily) execution on the Guarantee and hereby waives and agrees not to take the benefit of any such stay of execution, whether under Section 362 or 105 of the Bankruptcy Law or otherwise.

Section 14.04  Application of Certain Terms and Provisions to the Guarantor.

(a)  For purposes of any provision of this Indenture which provides for the delivery by the Guarantor of an Officers’ Certificate and/or an Opinion of Counsel, the definitions of such terms in Section 1.1 hereof shall apply to the Guarantor as if references therein to the Issuer or the General Partner, as applicable, were references to the Guarantor.

(b)  Any request, direction, order or demand which by any provision of this Indenture is to be made by the Guarantor, shall be sufficient if evidenced as described in Section 15.03 hereof as if references therein to the Issuer were references to the Guarantor.

(c)  Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Notes to or on the Guarantor may be given or served as described in Section 15.03 hereof as if references therein to the Issuer were references to the Guarantor.

(d)  Upon any demand, request or application by the Guarantor to the Trustee to take any action under this Indenture, the Guarantor shall furnish to the Trustee such certificates and opinions as are required in Section 15.05 hereof as if all references therein to the Issuer were references to the Guarantor.

ARTICLE 15
Miscellaneous Provisions

Section 15.01   Provisions Binding on Issuer’s Successors

 All the covenants, stipulations, promises and agreements by the Issuer or Guarantor contained in this Indenture shall bind their respective successors and assigns whether so expressed or not.

Section 15.02   Official Acts by Successor Corporation

 Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Issuer shall and may be done and performed with like force and effect by the like board, committee or officer of any Person that shall at the time be the lawful sole successor of the Issuer or Guarantor.

Section 15.03  Addresses for Notices, etc.

 Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Notes on the Issuer or Guarantor shall be in writing and shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box, or sent by overnight courier, or sent by telecopier transmission addressed as follows:

To Issuer: Essex Portfolio, L.P., 925 East Meadow Drive, Palo Alto, California 94303, Telecopier No.: (650) 494-8743; Attention: Chief Financial Officer.

To Guarantor: Essex Property Trust, Inc., 925 East Meadow Drive, Palo Alto, California 94303, Telecopier No.: (650) 494-8743; Attention: Chief Financial Officer.

Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited, postage prepaid, by registered or certified mail in a post office letter box, or sent by overnight courier, or sent by telecopier transmission addressed as follows: 707 Wilshire Boulevard, 17th Floor, MAC-E2818-1876, Los Angeles, California 90017, Telecopier No.: (213) 614-3355, Attention: Corporate Trust Services.

The Trustee, by notice to the Issuer, may designate additional or different addresses for subsequent notices or communications.

Any notice or communication mailed to a Noteholder shall be mailed by first class mail, postage prepaid, at such Noteholder’s address as it appears on the Note Register and shall be sufficiently given to such Noteholder if so mailed within the time prescribed.

Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

Section 15.04   Governing Law

 This Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

Section 15.05   Evidence of Compliance with Conditions Precedent, Certificates to Trustee

 Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officers’ Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include: (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based; (3) a statement that, in the opinion of such person, such person has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers’ Certificate or certificates of public officials.

Section 15.06   Legal Holidays

 In any case in which the date of maturity of interest on or principal or premium, if any, of the Notes or the redemption date or repurchase date of any Note will not be a Business Day, then payment of such interest on or principal or premium, if any, of the Notes need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the redemption or repurchase date, and no interest shall accrue for the period from and after such date.

Section 15.07   Trust Indenture Act

 This Indenture is hereby made subject to, and shall be governed by, the provisions of the Trust Indenture Act required to be part of and to govern indentures qualified under the Trust Indenture Act; provided that this Section 15.07 shall not require this Indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to the Indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control.

Section 15.08   No Security Interest Created

 Nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction in which property of the Issuer or its subsidiaries is located.

Section 15.09   Benefits of Indenture

 Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any authenticating agent, any Note Registrar and their successors hereunder and the holders of Notes any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 15.10   Table of Contents, Headings, etc.

 The table of contents and the titles and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 15.11   Authenticating Agent

 The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf, and subject to its direction, in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Sections 2.04, 2.05, 2.06, 2.07, 3.03, 3.05 and 3.06, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes åby the Trusteeæ and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee’s certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 7.09.

Any corporation into which any authenticating agent may be merged or exchanged or with which it may be consolidated, or any corporation resulting from any merger, consolidation or exchange to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this Section 15.11, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall either promptly appoint a successor authenticating agent or itself assume the duties and obligations of the former authenticating agent under this Indenture and, upon such appointment of a successor authenticating agent, if made, shall give written notice of such appointment of a successor authenticating agent to the Issuer and shall mail notice of such appointment of a successor authenticating agent to all holders of Notes as the names and addresses of such holders appear on the Note Register.

The Issuer agrees to pay to the authenticating agent from time to time such reasonable compensation for its services as shall be agreed upon in writing between the Issuer and the authenticating agent.

The provisions of Sections 7.02, 7.03, 7.04 and 8.03 and this Section 15.11 shall be applicable to any authenticating agent.

Section 15.12   Execution in Counterparts

 This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 15.13   Severability

 In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Wells Fargo Bank, N.A. hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions herein above set forth.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed.

ESSEX PORTFOLIO, L.P. By: Essex Property Trust, Inc. Its Sole General Partner
By:
Name: Title:

ESSEX PROPERTY TRUST, INC., as Guarantor
By:
Name: Title:

WELLS FARGO BANK, N.A., as Trustee
By:
Name: Title:

EXHIBIT A

[Include only for Global Notes]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY", WHICH TERM INCLUDES ANY SUCCESSOR DEPOSITARY FOR THE CERTIFICATES) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREIN IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[Include only for Notes that are Restricted Securities]

THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST THEREIN, THE HOLDER:

(1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS PURCHASING IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT;

(2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON EXCHANGE OF SUCH SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(C) OR 2(D) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(D) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE 2(C) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE ISSUER OR THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE 2(C) OR 2(D) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY.

THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT (AS SUCH TERM IS DEFINED IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF) AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.

PURSUANT TO SECTION 1271 ET SEQ. OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS SECURITY HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT. TO OBTAIN (I) THE ISSUE PRICE OF THIS SECURITY, (II) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, (III) THE ISSUE DATE, OR (IV) THE YIELD TO MATURITY; CONTACT INVESTOR RELATIONS AT 925 EAST MEADOW DRIVE, PALO ALTO, CALIFORNIA 94303, OR BY PHONE AT (650) 494-3700.

ESSEX PORTFOLIO, L.P.
3.625% EXCHANGEABLE SENIOR NOTES DUE 2025

CUSIP:

No.                                                                     $_____________

Essex Portfolio, L.P., a California limited partnership (herein called the "Issuer", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to _________ or its registered assigns, [the principal sum of _____________ DOLLARS] [or, such amount as is indicated in the records of the Trustee and the Depositary]1  on November 1, 2025 at the office or agency of the Issuer maintained for that purpose in accordance with the terms of the Indenture, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on May 1 and November 1 of each year, commencing May 1, 2006, on said principal sum at said office or agency, in like coin or currency, at the rate per annum of 3.625%, from the May 1 or November 1, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on the Notes, in which case from October 28, 2005 until payment of said principal sum has been made or duly provided for. The Issuer shall pay interest on any Notes in certificated form by check mailed to the address of the Person entitled thereto as it appears in the Note Register; provided, however, that a holder of any Notes in certificated form in the aggregate principal amount of more than $5.0 million may specify by written notice to the Issuer that it pay interest by wire transfer of immediately available funds to the account specified by the Noteholder in such notice, or on any Global Note by wire transfer of immediately available funds to the account of the Depositary or its nominee.

The Issuer promises to pay interest on overdue principal, premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) interest at the rate of 1% per annum above the rate borne by the Notes.

Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the holder of this Note the right to exchange this Note into cash and, if applicable, shares of Common Stock on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

    ¹ For Global Notes only.

IN THE CASE OF ANY CONFLICT BETWEEN THE PROVISIONS OF THIS NOTE AND THE INDENTURE, THE PROVISIONS OF THE INDENTURE SHALL CONTROL. THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated: ________________

ESSEX PORTFOLIO, L.P. By: Essex Property Trust, Inc. Its Sole General Partner
By:
Name: Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-named Indenture.

WELLS FARGO BANK, N.A., as Trustee

By:
Authorized Signatory

Dated: ______________

FORM OF REVERSE OF NOTE

ESSEX PORTFOLIO, L.P.
3.625% EXCHANGEABLE SENIOR NOTES DUE 2025

This note is one of a duly authorized issue of notes of the Issuer, designated as its 3.625% Exchangeable Senior Notes due 2025 (herein called the "Notes"), issued under and pursuant to an Indenture dated as of October 28, 2005 (herein called the "Indenture"), among the Issuer, the Guarantor and Wells Fargo Bank, N.A., as trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Notes. Defined terms used but not otherwise defined in this Note shall have the respective meanings ascribed thereto in the Indenture.

If an Event of Default (other than an Event of Default specified in Section 6.01(h), 6.01(i) and 6.01(j)) with respect to the Issuer) occurs and is continuing, the principal of, premium, if any, and accrued and unpaid interest on all Notes may be declared to be due and payable by either the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding, and, upon said declaration the same shall be immediately due and payable.

If an Event of Default specified in Section 6.01(h), 6.01(i) or 6.01(j) of the Indenture occurs with respect to the Issuer, the principal of and premium, if any, and interest accrued and unpaid on all the Notes shall be immediately and automatically due and payable without necessity of further action.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes, subject to exceptions set forth in Section 9.02 of the Indenture. Subject to the provisions of the Indenture, the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding may, on behalf of the holders of all of the Notes, waive any past default or Event of Default, subject to exceptions set forth in the Indenture. Upon any such waiver, said default shall for all purposes of this Note and the Indenture be deemed to have been cured and to be not continuing, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall impair, as among the Issuer and the holder of the Notes, the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, on and interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein and in the Indenture prescribed.

Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

The Notes are issuable in fully registered form, without coupons, in denominations of $1,000 principal amount and any multiple of $1,000. At the office or agency of the Issuer referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of any other authorized denominations.

The Issuer shall not have the right to redeem any Notes prior to November 4, 2010, except to preserve the Guarantor’s status as a real estate investment trust. If the Issuer determines it is necessary to redeem the Notes in order to preserve the Guarantor’s status as a real estate investment trust, the Issuer may, upon the notice set forth in Section 3.02, redeem the Notes for cash, in whole or in part, at 100% of the principal amount of the Notes to be redeemed plus unpaid interest, if any, accrued thereon to, but excluding, the redemption date; provided if an interest payment date falls on or prior to the redemption date, then the interest payable on such interest payment date shall be paid to the holders of record of the Notes on the applicable Record Date instead of the holders surrendering the Notes for redemption.

At any time on or after November 4, 2010 and prior to maturity, the Notes may be redeemed at the option of the Issuer, in whole or in part, in cash at a redemption price equal to 100% of the principal amount of Notes being redeemed and accrued and unpaid interest to, but excluding, the redemption date; provided if an interest payment date falls on or prior to the redemption date, then the interest payable on such interest payment date shall be paid to the holders of record of the Notes on the applicable Record Date instead of the holders surrendering the Notes for redemption. Notice of redemption at the option of the Issuer shall be mailed not less than thirty (30) calendar days but not more than sixty (60) calendar days before the redemption date to each holder of Notes, all as provided in the Indenture.

The Issuer may not redeem any Notes if there has occurred and is continuing an Event of Default with respect to the Notes (other than a default in the payment of the redemption price of any redeemed Notes).

The Notes are not subject to redemption through the operation of any sinking fund.

If a Fundamental Change occurs at any time prior to maturity of the Notes, this Note will be subject to a repurchase in cash by the Issuer, at the option of the holder, on a Fundamental Change Repurchase Date, specified by the Issuer, that is not more than thirty (30) Business Days after notice thereof, at a repurchase price equal to 100% of the principal amount hereof, together with accrued and unpaid interest on this Note to, but excluding, the Fundamental Change Repurchase Date, if any; provided that if such Fundamental Change Repurchase Date falls after a record date and on or prior to the corresponding interest payment date, the accrued and unpaid interest shall be payable to the holder of record of this Note on the preceding April 15 or October 15, as the case may be instead of the holders surrendering the Notes for repurchase. The Notes submitted for repurchase must be $1,000 in principal amount or whole multiples thereof. The Issuer shall mail to all holders of record of the Notes (and to beneficial owners as required by applicable law) a notice of a Fundamental Change and of the repurchase right arising as a result thereof on or before the tenth (10th) calendar day after the occurrence of such Fundamental Change. For a Note to be so redeemed at the option of the holder, the holder must deliver to the Paying Agent in accordance with the terms of the Indenture, the Repurchase Notice containing the information specified by the Indenture, together with such Note, duly endorsed for transfer, or (if the Notes are Global Notes) book-entry transfer of the Note, prior to 5:00 p.m., New York City time, on the Fundamental Change Repurchase Date.

Subject to the terms and conditions of the Indenture, each holder shall have the right, at such holder’s option, to require the Issuer to repurchase all or any portion of the Notes held by such holder, on November 1, 2010, November 1, 2015, and November 1, 2020, at a repurchase price in cash equal to 100% of the principal amount of this Note, together with any accrued and unpaid interest on this Note to, but excluding, the Repurchase Date provided if an interest payment date falls on or prior to the Repurchase Date, then the interest payable on such interest payment date shall be paid to the holders of record of the Notes on the applicable Record Date instead of the holders surrendering the Notes for repurchase. To exercise such right, a holder shall deliver to the Paying Agent the Repurchase Notice containing the information specified by the Indenture, together with the Note, duly endorsed for transfer, or (if the Notes are Global Notes) book-entry transfer of the Note, at any time from 9:00 a.m., New York City time, on the date that is twenty (20) Business Days prior to the applicable Repurchase Date until 5:00 p.m., New York City time, on the applicable Repurchase Date.

The Issuer may not repurchase any Notes if there has occurred and is continuing an Event of Default with respect to the Notes (other than a default in the payment of the repurchase price of any redeemed Notes).

Holders have the right to withdraw any Repurchase Notice by delivering to the Paying Agent a written notice of withdrawal at any time prior to 5:00 p.m., New York City time, on the Fundamental Change Repurchase Date or the Repurchase Date, as applicable, all as provided in the Indenture.

If on the Fundamental Change Repurchase Date or the Repurchase Date the Paying Agent holds money sufficient to pay the repurchase price of the Notes that holders have elected to require the Issuer to repurchase in accordance with the Indenture, then, on the Fundamental Change Repurchase Date or the Repurchase Date, as the case may be, such Notes will cease to be outstanding, interest will cease to accrue and all other rights of the holders of such Notes will terminate, other than the right to receive the repurchase price upon delivery or book entry transfer of the Note. This will be the case whether or not book entry transfer of the Note has been made or the Note has been delivered to the Paying Agent.

Subject to and in compliance with the provisions of the Indenture, on or prior to the second Trading Day immediately preceding the Maturity Date, the holder hereof has the right, at its option, to exchange each $1,000 principal amount of this Note into cash and, if applicable, shares of Common Stock, with an aggregate value equal to the Exchange Value as provided in the Indenture, upon surrender of this Note (if in certificated form) with the form entitled åExchange Noticeæ on the reverse hereof duly completed and manually signed, to the Issuer at the office or agency of the Issuer maintained for that purpose in the City of New York in accordance with the terms of the Indenture, or at the option of such holder, the Corporate Trust Office, together with any funds required pursuant to the terms of the Indenture, and, unless the shares issuable on exchange, if any, are to be issued in the same name as this Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Issuer duly executed by, the holder or by such holder’s duly authorized attorney; provided, however, that at any time prior to the close of business on the Trading Day preceding November 1, 2020, holders may exchange their Notes only upon the occurrence of specified events set forth in the Indenture. The Issuer will notify the holder thereof of any event triggering the right to exchange the Notes prior to November 1, 2020, as specified above in accordance with the Indenture. In order to exercise the exchange right with respect to any interest in a Global Note, the holder must complete the appropriate instruction form pursuant to the Depositary’s book-entry exchange program, deliver by book-entry delivery an interest in such Global Note, furnish appropriate endorsements and transfer documents if required by the Issuer or the Trustee or Exchange Agent, and pay the funds, if any, required pursuant to the terms of the Indenture.

In the event the holder surrenders this Note for exchange in connection with a Fundamental Change occurring prior to November 4, 2010, the Issuer will increase the applicable Exchange Rate by the Additional Shares as and when provided in the Indenture.

No adjustment in respect of interest on any Note exchanged or dividends on any shares issued upon exchange of such Note will be made upon any exchange except as set forth in the next sentence. If this Note (or portion hereof) is surrendered for exchange during the period from the 5:00 p.m., New York City time, on any applicable Record Date for the payment of interest to 5:00 p.m., New York City time, on the Business Day preceding the corresponding interest payment date, this Note (or portion hereof being exchanged) must be accompanied by payment, in immediately available funds or other funds acceptable to the Issuer, of an amount equal to the interest otherwise payable on such interest payment date on the principal amount being exchanged; provided that no such payment shall be required (1) if the holder surrenders this Note for exchange in connection with a redemption and the Issuer has specified a Redemption Date that is after a Record Date and on or prior to the corresponding interest payment date, (2) if the holder surrenders this Note in connection with a Fundamental Change and the Issuer has specified a Fundamental Change Repurchase Date that is after a Record Date and on or prior to the corresponding interest payment date or (3) to the extent of any overdue interest, if any exists at the time of exchange with respect to this Note. Notwithstanding the foregoing, in the case of Notes submitted for exchange in connection with a Fundamental Change as set forth in the Indenture, such Notes shall continue to represent the right to receive the Additional Shares, if any, payable pursuant to the Indenture until such Additional Shares is so paid.

No fractional shares will be issued upon any exchange, but an adjustment and payment in cash will be made, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Note or Notes for exchange.

A Note in respect of which a holder is exercising its right to require repurchase may be exchanged only if such holder validly withdraws its election to exercise such right to require repurchase in accordance with the terms of the Indenture.

Upon surrender for registration of transfer of any Note to the Note Registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in the Indenture, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture. No service charge shall be made to any holder for any registration of, transfer or exchange of Notes, but the Issuer may require payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

The Issuer, the Trustee, any Paying Agent, any exchange agent and any Note Registrar may deem the Person in whose name this Note shall be registered upon the Note Register to be, and may treat it as, the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Issuer or any Note Registrar) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on this Note, for exchange of this Note and for all other purposes; and neither the Issuer nor the Trustee nor any Paying Agent nor any exchange agent nor any Note Registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon its order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any this Note.

Except as expressly provided in Article 14 of the Indenture, no recourse for the payment of the principal of or any premium or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any supplemental indenture or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, partner, member, manager, employee, agent, officer, director or subsidiary, as such, past, present or future, of the Guarantor, the Issuer or any of the Issuer’s Subsidiaries or of any successor thereto, either directly or through the Guarantor, the Issuer or any of the Issuer’s subsidiaries or of any successor thereto, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as consideration for, the execution of the Indenture and the issue of this Note.

In addition to the rights provided to holders of Notes under the Indenture, holders shall have all the rights set forth in the Registration Rights Agreement dated as of October 28, 2005, among the Issuer, the Guarantor and the Initial Purchasers named therein (the "Registration Rights Agreement").

ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN-COM -	as tenants in common	UNIF GIFT MIN ACT -___ Custodian ___
TEN-ENT -	as tenant by the entireties	(Cust) (Minor)
JT-TEN -	as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act ____________________________ (State)

Additional abbreviations may also be used though not in the above list.

GUARANTEE

The Guarantor listed below (hereinafter referred to as the åGuarantor,æ which term includes any successors or assigns under the Indenture, dated the date hereof, among the Guarantor, the Issuer (defined below) and Wells Fargo Bank, N.A., as trustee (the åIndentureæ), has irrevocably and unconditionally guaranteed on a senior basis the Guarantee Obligations (as defined in Section 14.01 of the Indenture), which include (i) the due and punctual payment of the principal of, premium, if any, and interest and Additional Interest, if any, on the 3.625% Exchangeable Senior Notes due 2025 (the åNotesæ) of Essex Portfolio, L.P., a California limited partnership (the åIssueræ), whether at maturity, by acceleration, call for redemption, upon a repurchase or otherwise, the due and punctual payment of interest on the overdue principal and premium, if any, and (to the extent permitted by law) interest on any interest on the Notes, and the due and punctual performance of all other obligations of the Issuer, to the holders of the Notes or the Trustee all in accordance with the terms set forth in Article 14 of the Indenture, and (ii) in case of any extension of time of payment or renewal of any Notes or any such other obligations, that the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration, call for redemption, upon a repurchase or otherwise.

The obligations of the Guarantor to the holders of the Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article 14 of the Indenture and reference is hereby made to such Indenture for the precise terms of this Guarantee.

No past, present or future director, officer, employee, incorporator or stockholder (direct or indirect) of the Guarantor (or any such successor entity), as such, shall have any liability for any obligations of the Guarantor under this Guarantee or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation.

The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, the benefit of discussion, protest or notice with respect to the Notes and all demands whatsoever.

This is a continuing Guarantee and shall remain in full force and effect and shall be binding upon the Guarantor and its successors and assigns until full and final payment of all of the Issuer’s obligations under the Notes and Indenture or until legally discharged in accordance with the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the holders of the Notes, and, in the event of any transfer or assignment of rights by any holder of the Notes or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Guarantee of payment and performance and not of collectibility.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

The obligations of the Guarantor under this Guarantee shall be limited to the extent necessary to insure that it does not constitute a fraudulent conveyance under applicable law.

THE TERMS OF ARTICLE 14 OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

IN WITNESS WHEREOF, the Guarantor has caused this instrument to be duly executed.

Dated: _____________

ESSEX PROPERTY TRUST, INC.
By:
Name: Title:

EXCHANGE NOTICE

TO:	ESSEX PORTFOLIO, L.P.
WELLS FARGO BANK, N.A., as Trustee

The undersigned registered owner of this Note hereby irrevocably exercises the option to exchange this Note, or the portion thereof (which is $1,000 or a multiple thereof) below designated, into cash and, if applicable, shares of Common Stock of Essex Property Trust, Inc., as applicable, in accordance with the terms of the Indenture referred to in this Note, and directs that the shares, if any, issuable and deliverable upon such exchange, together with any check in payment for cash, if any, payable upon exchange or for fractional shares and any Notes representing any unexchanged principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. If shares or any portion of this Note not exchanged are to be issued in the name of a person other than the undersigned, the undersigned will provide the appropriate information below and pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Note.

Dated: ______________________

______________________________

______________________________
Signature(s)

Signature(s) must be guaranteed by an åeligible guarantor institutionæ meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other åsignature guarantee programæ as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

______________________________
                                Signature Guarantee

Fill in the registration of shares of Common Stock, if any, if to be issued, and Notes if to be delivered, and the person to whom cash and payment for fractional shares is to be made, if to be made, other than to and in the name of the registered holder:

Please print name and address

__________________________
(Name)

______________________________
(Street Address)

______________________________
(City, State and Zip Code)

Principal amount to be exchanged
(if less than all):

$_____________________________

Social Security or Other Taxpayer
Identification Number:

______________________________

NOTICE: The signature on this Exchange Notice must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

REPURCHASE NOTICE

TO:	ESSEX PORTFOLIO, L.P.
WELLS FARGO BANK, N.A.

The undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from Essex Portfolio, L.P. (the "Issuer") regarding the right of holders to elect to require the Issuer to repurchase the Notes and requests and instructs the Issuer to repay the entire principal amount of this Note, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in cash, in accordance with the terms of the Indenture at the price of 100% of such entire principal amount or portion thereof, together with accrued and unpaid interest to, but excluding, the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Notes shall be repurchased by the Issuer as of the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, pursuant to the terms and conditions specified in the Indenture.

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Note Certificate Number (if applicable): ____________________________

Principal amount to be repurchased (if less than all, must be $1,000 or whole multiples thereof): ______________________

Social Security or Other Taxpayer Identification Number: ________________

Dated: ______________________

______________________________

______________________________
Signature(s)

Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other åsignature guarantee programæ as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

______________________________
Signature Guarantee

ASSIGNMENT

For value received ________________________________________ hereby sell(s) assign(s) and transfer(s) unto ___________________________________ (Please insert social security or other Taxpayer Identification Number of assignee) the within Note, and hereby irrevocably constitutes and appoints ______________________________________ attorney to transfer said Note on the books of the Issuer, with full power of substitution in the premises.

In connection with any transfer of the Note prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the Securities Act), the undersigned confirms that such Note is being transferred:

❒	To Essex Portfolio, L.P. or a subsidiary thereof; or

❒	To a åqualified institutional buyeræ in compliance with Rule 144A under the Securities Act of 1933, as amended; or

❒	Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

❒	Pursuant to a Registration Statement which has been declared effective under the Securities Act of 1933, as amended, and which continues to be effective at the time of transfer.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof.

Dated: ______________________

______________________________

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Signature(s)

Signature(s) must be guaranteed by an åeligible guarantor institutionæ meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (åSTAMPæ) or such other åsignature guarantee programæ as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

______________________________
Signature Guarantee

NOTICE: The signature on this Assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

EXHIBIT B

FORM OF RESTRICTIVE LEGEND FOR

COMMON STOCK ISSUED UPON EXCHANGE2

THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST THEREIN, THE HOLDER:

(1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS PURCHASING IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT;

(2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON EXCHANGE OF SUCH SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(B) OR 2(C) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN TWO YEARS (WHICH TWO-YEAR PERIOD SHALL COMMENCE FROM THE DATE OF ORIGINAL ISSUE OF THE NOTE UPON WHICH THE SECURITY EVIDENCED HEREBY WAS ISSUED) AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(C) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE 2(B) ABOVE, THE HOLDER

2  This legend should be included only if the Security is a Transfer Restricted Security.

B-1

MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRANSFER AGENT (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE 2(B) OR 2(C) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY.

B-2

ASSIGNMENT

For value received ________________________________________ hereby sell(s) assign(s) and transfer(s) unto ___________________________________ (Please insert social security or other Taxpayer Identification Number of assignee) ___________ shares of Common Stock, and hereby irrevocably constitutes and appoints ______________________________________ attorney to transfer said shares of Common Stock on the books of the Issuer, with full power of substitution in the premises.

In connection with any transfer of the shares of Common Stock prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the Securities Act), the undersigned confirms that such shares of Common Stock are being transferred:

❒	To Essex Portfolio, L.P. or a subsidiary thereof; or

❒	Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

❒	Pursuant to a Registration Statement which has been declared effective under the Securities Act of 1933, as amended, and which continues to be effective at the time of transfer.

Unless one of the boxes is checked, the Transfer Agent will refuse to register any of the shares of Common Stock evidenced by this certificate in the name of any person other than the registered holder thereof.